October 13, 2005
FBR Securitization Trust 2005-3
Callable Mortgage-Backed Notes, Series 2005-3
$949,986,000
(Approximate, Subject to +/- 10% Variance)
Series Term Sheet
MHC I Inc.
A wholly owned subsidiary of Friedman, Billings, Ramsey Group, Inc.
Seller
Fremont Investment & Loan
Originator
FBR Securitization, Inc.
Depositor
[TBD]
Servicer
FRIEDMAN BILLINGS RAMSEY
Lead Underwriter

DISCLAIMER
Attached is a Series Term Sheet that describes the structure, collateral and certain aspects of the FBR Securitization Trust 2005-3, Mortgage-Backed Notes, Series 2005-3. Friedman, Billings, Ramsey & Co., Inc. (“FBR”) has prepared this Series Term Sheet for Payment to potential investors. Though the Depositor provided FBR with certain information, the Depositor did not participate in the preparation of this Series Term Sheet. The Series Term Sheet is for informational purposes only and is subject to modification or change. The information and assumptions contained in this Series Term Sheet are preliminary and will be superseded by any subsequent series term sheets and by a prospectus, a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Depositor’s registration statement.
Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive information and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR trading desk at (703) 469-1225.
Any investment decision should be based only upon the information in the final prospectus and prospectus supplement as of their publication dates.
Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors must consider the risks of these securities.
If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.
COMPUTATIONAL MATERIALS
This Series Term Sheet contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by FBR in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities.
Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on the pool of Mortgage Loans expected to be included in the trust along with other certain Mortgage Loans on the Closing Date. Certain Mortgage Loans contained in this pool may be deleted from the final pool of Mortgage Loans delivered to the trust on the Closing Date and other loans may be substituted therefor. The pool described in the Computational Materials may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the pool presented in the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Contact Information
FBR		FBR		FBR
ABS Banking		ABS Trading/Syndicate		ABS Structuring
Mike Ciuffo	(703) 312-1889	Salmaan Siddiqui	(703) 469-1225	Tol Ho	(703) 312-1737
Dane Smith	(703) 312-1896			Anna Zuckerman	(703) 469-1283
Chris DeMulder	(703) 312-1754
Aaron Kemp	(703) 312-1657

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3 Series Term Sheet Page 1	October 13, 2005
FBR Securitization Trust 2005-3
Callable Mortgage-Backed Notes, Series 2005-3

	Principal	WAL	Payment Window	Expected Rating	Interest	Principal
Class(1)	Balance ($)(2)	Call/Mat (3)	(Mths) Call/Mat (3)	(S&P/Moody’s)	Type(4)	Type
Class AV1	352,580,000	2.13 / 2.70	1 - 44 / 1 - 168	AAA/Aaa	Floating	Senior
Class AV2-1	173,830,000	1.00 / 1.00	1 - 21 / 1 - 21	AAA/Aaa	Floating	Senior Sequential
Class AV2-2	85,480,000	2.00 / 2.00	21 - 28 / 21 - 28	AAA/Aaa	Floating	Senior Sequential
Class AV2-3	107,180,000	3.00 / 3.10	28 - 44 / 28 - 54	AAA/Aaa	Floating	Senior Sequential
Class AV2-4	75,250,000	3.63 / 6.80	44 - 44 / 54 - 167	AAA/Aaa	Floating	Senior Sequential
Class M-1	30,550,000	3.53 / 4.95	40 - 44 / 40 - 136	AA+/Aa1	Floating	Subordinate
Class M-2	30,060,000	3.50 / 4.90	39 - 44 / 39 - 131	AA/Aa2	Floating	Subordinate
Class M-3	19,390,000	3.49 / 4.87	38 - 44 / 38 - 123	AA-/Aa3	Floating	Subordinate
Class M-4	14,540,000	3.47 / 4.82	38 - 44 / 38 - 118	A+/A1	Floating	Subordinate
Class M-5	12,600,000	3.47 / 4.80	38 - 44 / 38 - 113	A/A2	Floating	Subordinate
Class M-6	9,690,000	3.47 / 4.77	38 - 44 / 38 - 108	A-/A3	Floating	Subordinate
Class M-7	9,690,000	3.46 / 4.73	37 - 44 / 37 - 103	BBB+/Baa1	Floating	Subordinate
Class M-8	9,690,000	3.45 / 4.67	37 - 44 / 37 - 98	BBB/Baa2	Floating	Subordinate
Class M-9	9,690,000	3.45 / 4.59	37 - 44 / 37 - 91	BBB-/Baa3	Floating	Subordinate
Class M-10	9,766,000	3.44 / 4.44	37 - 44 / 37 - 83	BBB-/NR	Floating	Subordinate
Total:	949,986,000

(1)	The Offered Notes are priced to the Optional Termination Date. The margin on the Class A Notes will be multiplied by 2 and the margin on the Class M Notes will be multiplied by 1.5 on any Payment Date after the Margin Stepup Date.

(2)	Approximate.

(3)	See “Pricing Prepayment Speed” herein.

(4)	Each class of Notes will be subject to the “Available Funds Rate” as described herein.
A. General Terms

Issuer:	FBR Securitization Trust 2005-3.

Depositor:	FBR Securitization, Inc.

Originator:	Fremont Investment & Loan.

Lead Underwriter:	Friedman, Billings, Ramsey & Co., Inc.

Co-Underwriter:	[ ].

Servicer:	[TBD].

Custodian:	[JPMorgan Trust Company, National Association].

Master Servicer and Securities Administrator:	[Wells Fargo Bank, National Association].

Indenture Trustee:	HSBC Bank USA, National Association.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N    B I L L I N G S    R A M S E Y

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3 Series Term Sheet Page 2	October 13, 2005

Owner Trustee:	Wilmington Trust Company.

Credit Risk Manager:	The Murrayhill Company.

Hedge Counterparty:	TBD.

Class A Notes:	The Class AV1, Class AV2-1, Class AV2-2, Class AV2-3 and Class AV2-4 Notes.

Class AV2 Notes:	The Class AV2-1, Class AV2-2, Class AV2-3 and Class AV2-4 Notes.

Class M Notes:	The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Notes.

Offered Notes:	The Class A and Class M Notes.

Non-Offered Notes:	The Class N Notes.

Ownership Certificate:	The Issuer will also issue an ownership certificate, which will not be offered and will be held initially by an affiliate of the Depositor.

Payment Date:	The 25th day of each month (or if not a business day, the next succeeding business day) commencing in November 2005.

Cut-off Date:	October 1, 2005.

Final Maturity Date:	The Payment Date in October 2035.

Expected Pricing Date:	On or about October [17], 2005.

Expected Closing Date:	On or about November 9, 2005.

Accrued Interest:	The price to be paid by investors for the Offered Notes will not include accrued interest (settling flat).

Interest Accrual Period:	The “Interest Accrual Period” for each Payment Date with respect to the Offered Notes will be the period beginning with the previous Payment Date (or, in the case of the first Payment Date, the Closing Date) and ending on the day prior to such Payment Date (on an actual/360 basis).

Registration:	The Offered Notes will be available in book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear System.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N    B I L I N G S    R A M S E Y

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3 Series Term Sheet Page 3	October 13, 2005

Mortgage Loans and Mortgage Loan Groups:	The trust will include Mortgage Loans having an aggregate Scheduled Principal Balance as of the Cut-off Date of approximately $969,874,218.55 million, of which approximately $862,306,840.24 million and $107,567,378.31 million are adjustable-rate first lien and fixed-rate first and second lien residential mortgage loans, respectively. The Mortgage Loans will be divided into two mortgage loan groups. The Group 1 Mortgage Loans will consist only of those mortgage loans with principal balances that conform to certain agency guidelines and the Group 2 Mortgage Loans will consist of mortgage loans that may or may not conform to certain agency guidelines. The Group 1 Mortgage Loans will have an aggregate Scheduled Principal Balance as of the Cut-off Date of approximately $430,503,992.46 million, of which approximately $378,533,171.99 million and $50,970,820.47 million are adjustable-rate first lien and fixed-rate first and second lien residential mortgage loans, respectively. The Group 2 Mortgage Loans will have an aggregate Scheduled Principal Balance as of the Cut-off Date of approximately $539,370,226.09 million, of which approximately $482,773,668.25 million and $56,596,557.84 million are adjustable-rate first lien and fixed-rate first and second lien residential mortgage loans, respectively.

Credit Risk Manager:	The Credit Risk Manager will monitor the performance of the Servicer, and make recommendations to the Servicer and/or Master Servicer regarding certain delinquent and defaulted Mortgage Loans and will report to the Depositor on the performance of such Mortgage Loans, pursuant to a Credit Risk Management Agreement to be entered into by the Credit Risk Manager, the Servicer and the Master Servicer. The Credit Risk Manager will rely upon mortgage loan data that is provided to it by the Servicer and the Master Servicer in performing its advisory and monitoring functions.

Insured Mortgage Loans:	Approximately 21.01% of the Mortgage Loans will be covered by a Mortgage Insurance Policy issued by Mortgage Guaranty Insurance Corp. (“MGIC”). All of the Insured Mortgage Loans will have an original loan-to-value ratio greater than 80%. Approximately 17.15% of the Mortgage Loans will have an original loan-to-value ratio greater than 80% and will not be insured. Additionally, approximately 61.84% of the Mortgage Loans will have an original loan-to-value ratio less than or equal to 80%, none of which will be insured. The Mortgage Insurance Policy will cover approximately 55.07% of the Mortgage Loans with an original loan-to-value ratio in excess of 80%. The Mortgage Insurance Policy will insure a portion of the loss on the related mortgage loan to a level where the uninsured exposure of the mortgage loan is reduced to an amount equal to 60% of the original loan-to-value ratio of such mortgage loan. The terms and conditions of the Mortgage Insurance Policy are further discussed in “Mortgage Insurance Policy” herein.

		% of
		Outstanding
	Outstanding	Principal
	Principal Balance	Balance

Aggregate Mortgage Loans:	$969,874,218.55	100.00%
Mortgage Loans with Original LTV > 80%:	$370,092,196.21	38.16%
Insured Mortgage Loans:	$203,801,045.54	21.01%
Mortgage Loans with Original LTV > 80% and not insured:	$166,291,150.67	17.15%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N    B I L L I N G S    R A M S E Y

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3 Series Term Sheet Page 4	October 13, 2005

Mortgage Insurance Policy:	The “Mortgage Insurance Policy” will insure certain losses on Insured Mortgage Loans in an amount generally equal to, at the option of insurer, either: (a) the sum of (i) the principal balance of the mortgage loan, (ii) the unpaid accumulated interest due on the mortgage loan at the mortgage rate and (iii) the amount of certain advances (such as hazard insurance, taxes, maintenance expenses and foreclosure costs) made by the Servicer, reduced by certain mitigating amounts collected with respect thereto (collectively, the “Loss Amount”) in which case the mortgage insurer would take title to the mortgaged property, or (b) an amount equal to the product of (i) the Loss Amount and (ii) the percentage of coverage (the “Coverage Percentage”) specified in the mortgage insurance policy, in which case the Issuer would retain title to (and the proceeds obtained in a foreclosure and sale of) the mortgaged property.

The minimum Coverage Percentage for each Insured Mortgage Loan will be different depending upon the original loan-to-value ratio of the related mortgage loan (mortgage loans with higher loan- to-value ratios will generally have a higher Coverage Percentage and mortgage loans with lower loan- to-value ratios will generally have a lower Coverage Percentage). However, for each Insured Mortgage Loan, the related Coverage Percentage will be a percentage sufficient to insure such mortgage loan to an effective loan-to-value ratio of 60%. The mortgage insurance policy will remain in place for the life of the trust.

Claim payments, if any, under a Mortgage Insurance Policy will be made to the Servicer, deposited in the collection account and treated in the same manner as a prepayment of the related mortgage loan. Premiums payable on the mortgage insurance policies (the “Mortgage Insurance Premium”) will be paid monthly by the Servicer with funds withdrawn from the collection account with respect to the Insured Mortgage Loans.

Cap Agreement:	On the Closing Date, the Issuer will enter into a hedge agreement with the Hedge Counterparty with an initial notional balance of approximately $944,610,000. On each such Payment Date, the Hedge Counterparty will be obligated to make a payment to the Issuer equal to the product of (a) the amount, if any, by which one-month LIBOR exceeds the related strike rate for such Payment Date, (b) the related notional balance for such Payment Date and (c) the quotient of (i) the number of days in the related Interest Accrual Period divided by (ii) 360. The expected strike rate and notional balance for each payment are set forth in the Cap Schedule. The Cap Agreement may have a schedule of strike rates and notional balances that varies from the Cap Schedule in this Series Term Sheet. The final scheduled strike rates and notional balances will be included in the prospectus supplement. Proceeds of the Cap Agreement will be available as Interest Proceeds for payment on the Notes.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N    B I L L I N G S    R A M S E Y

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3 Series Term Sheet Page 5	October 13, 2005

Credit Enhancement:	Consists of the following:
1.	Excess Cashflow;

2.	Overcollateralization;

3.	Mortgage Insurance Policy

4.	Cap Agreement and

5.	Subordination (to the extent applicable for each class of Offered Notes).

Expected Initial Credit		Expected Credit
Enhancement Percentage		Enhancement Percentage
On Closing Date		On or After Stepdown Date
Class	Percent	Class	Percent
A	[18.10%]	A	[36.20%]
M-1	[14.95%]	M-1	[29.90%]
M-2	[11.85%]	M-2	[23.70%]
M-3	[9.85%]	M-3	[19.70%]
M-4	[8.35%]	M-4	[16.70%]
M-5	[7.05%]	M-5	[14.10%]
M-6	[6.05%]	M-6	[12.10%]
M-7	[5.05%]	M-7	[10.10%]
M-8	[4.05%]	M-8	[8.10%]
M-9	[3.05%]	M-9	[6.10%]
M-10	[2.05%]	M-10	[4.10%]

Optional Termination Date:	The holder of the ownership certificate may purchase all of the Mortgage Loans and effect the retirement of the Notes on any Payment Date on which the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period is equal to or less than 30% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

Clean up Call:	The Servicer will have the right to purchase all of the Mortgage Loans on any Payment Date on which the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period is equal to or less than 10% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment Speed:	The Notes will be priced based on the following collateral prepayment assumptions:

FRM Loans: 115% PPC (100% PPC: 4% CPR — 20% CPR over 12 months).

ARM Loans: 100% PPC (100% PPC: 4% CPR — 35% CPR over 24 months).

Federal Tax Status:	It is anticipated that the Notes will be characterized as debt instruments for federal income tax purposes.

SMMEA Eligibility:	The Offered Notes are not expected to constitute “mortgage related securities” for purposes of SMMEA.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N    B I L L I N G S    R A M S E Y

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3 Series Term Sheet Page 6	October 13, 2005

ERISA Eligibility:	The Offered Notes are expected to be eligible for purchase by or on behalf of employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain conditions as further described in the prospectus supplement.

Servicing Fee:	On each Payment Date, the Servicer will be entitled to 1/12 of 0.50% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the beginning of the related Due Period.

Master Servicing Fee:	On each Payment Date, the Master Servicer will be entitled to 1/12 of [0.005]% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the beginning of the related Due Period. The fees of the Indenture Trustee, the Owner Trustee, the Securities Administrator and the Custodian will be paid by the Master Servicer from the Master Servicing Fee.

Credit Risk Manager Fee:	On each Payment Date, the Credit Risk Manager will be entitled to 1/12 of 0.0125% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the beginning of the related Due Period.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N    B I L L I N G S    R A M S E Y

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 7	October 13, 2005
B. Payments to Securities

Priority of Payments:	Available Funds from the Mortgage Loans will be distributed on each Payment Date as follows:
1)	Interest Proceeds will be distributed in the following order of priority:
a)	From the Interest Proceeds for the Group 1 Mortgage Loans:
(i)	To pay the Master Servicing Fee, the Credit Risk Manager Fee and any indemnities and expenses due and payable to the Servicer, the Master Servicer, the Securities Administrator, the Owner Trustee, the Indenture Trustee and the Custodian relating to or otherwise allocable to the Group 1 Mortgage Loans;

(ii)	To pay to the Class AV1 Notes, its Current Interest;

(iii)	To pay concurrently to each class of the Class AV2 Notes, pro rata based upon the entitlement of each such class, an amount equal to the excess, if any, of (a) the amount required to be distributed pursuant to clause (b)(ii) below over (b) the actual amount distributed pursuant to that clause from the Interest Proceeds for the Group 2 Mortgage Loans;
b)	From the Interest Proceeds for the Group 2 Mortgage Loans:
(i)	To pay the Master Servicing Fee, the Credit Risk Manager Fee and any indemnities and expenses due and payable to the Servicer, the Master Servicer, the Securities Administrator, the Owner Trustee, the Indenture Trustee and the Custodian relating to or otherwise allocable to the Group 2 Mortgage Loans;

(ii)	To pay concurrently to each class of the Class AV2 Notes, pro rata based upon the entitlement of each such class, its Current Interest;

(iii)	To pay to the Class AV1 Notes an amount equal to the excess, if any, of (a) the amount required to be distributed pursuant to clause (a)(ii) above over (b) the actual amount distributed pursuant to that clause from the Interest Proceeds for the Group 1 Mortgage Loans;
c)	To pay, from any remaining Interest Proceeds, sequentially to each class of the Class M Notes in numeric order, its Current Interest;
2)	Principal Payment Amount will be distributed as described under “Principal Paydown.”

3)	Excess Cashflow will be distributed in the following order of priority:
(a)	To pay to each of the Class A Notes, pro rata based upon the entitlement of each such class, any remaining unpaid Current Interest;

(b)	As principal on the Offered Notes, distributed as described under clause (2) above, the Overcollateralization Deficiency Amount;

(c)	To pay sequentially to each class of Class M Notes in numeric order, any remaining unpaid Current Interest;

(d)	If any Class Impairment Amount exists, sequentially to each class of Class M Notes in numeric order, to pay principal with respect to such class of Notes in reduction of its Class Principal Amount an amount equal to the Class Impairment Amount for such class;

(e)	To pay any Basis Risk Shortfall payable to each class of Offered Notes, pro rata based upon the entitlement of such class;

(f)	To pay any Deferred Interest sequentially to each class of M Notes in numeric order; and

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N   B I L L I N G S  R A M S E Y

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 8	October 13, 2005

(g)	To pay any remaining Excess Cashflow to the Non-Offered Notes and Certificate as described in the Transfer and Servicing Agreement.

Principal Paydown:	1)	On any Payment Date prior to the Stepdown Date or if a Trigger Event is in effect, the Principal Payment Amount will be distributed first concurrently as provided in clauses (i) and (ii) below and thereafter as provided in clause (iii) below:
(i)	To pay the Group 1 Principal Payment Amount to the Class AV1 Notes until its Class Principal Amount has been reduced to zero, and thereafter, as provided in clause (ii) below after application of the Group 2 Principal Payment Amount;

(ii)	To pay the Group 2 Principal Payment Amount sequentially to the Class AV2-1, Class AV2-2, Class AV2-3 and Class AV2-4 Notes, in each case until the Class Principal Amount thereof has been reduced to zero, and thereafter, as provided in clause (i) above after application of the Group 1 Principal Payment Amount ;

provided, however, that if the aggregate of the Adjusted Class Principal Amounts of the Class M Notes is reduced to zero, principal payments made to the Class AV2 Notes will be paid pro rata; and

(iii)	To pay sequentially the balance of the Principal Payment Amount to each class of the Class M Notes in numeric order until the Adjusted Class Principal Amount of each such class has been reduced to zero.
2)	On any Payment Date on or after the Stepdown Date and if a Trigger Event is not in effect, the Principal Payment Amount will be distributed first concurrently as provided in clauses (i) and (ii) below and thereafter sequentially as provided in clause (iii):
(i)	To pay the lesser of the Group 1 Principal Payment Amount and a portion of the Senior Principal Payment Amount determined in accordance with the Allocation Percentage for the Group 1 Mortgage Loans to the Class AV1 Notes, until its Class Principal Amount has been reduced to zero, and thereafter, as provided in clause (ii) below, after application of the Group 2 Principal Payment Amount or the applicable portion of the Senior Principal Payment Amount, as the case may be;

(ii)	To pay the lesser of the Group 2 Principal Payment Amount and a portion of the Senior Principal Payment Amount determined in accordance with the Allocation Percentage for the Group 2 Mortgage Loans, sequentially to the Class AV2-1, Class AV2-2, Class AV2-3 and Class AV2-4 Notes, in each case until their respective Class Principal Amounts have been reduced to zero, and thereafter, as provided in clause (i) above, after application of the Group 1 Principal Payment Amount or the applicable portion of the Senior Principal Payment Amount, as the case may be;

provided, however, that if the aggregate of the Adjusted Class Principal Amounts of the Class M Notes is reduced to zero, principal payments made to the Class AV2 Notes will be paid pro rata; and

(iii)	To pay to each of the Class M Notes in the following order of priority (in each case subject to any overcollateralization floors):
a.	first, to the Class M-1 Notes such that the Class M-1 Notes will have a Credit Enhancement Percentage of at least [29.90%];

b.	second, to the Class M-2 Notes such that the Class M-2 Notes will have a Credit Enhancement Percentage of at least [23.70%];

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N   B I L L I N G S   R A M S E Y

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 9	October 13, 2005
c.	third, to the Class M-3 Notes such that the Class M-3 Notes will have a Credit Enhancement Percentage of at least [19.70%];

d.	fourth, to the Class M-4 Notes such that the Class M-4 Notes will have a Credit Enhancement Percentage of at least [16.70%];

e.	fifth, to the Class M-5 Notes such that the Class M-5 Notes will have will have a Credit Enhancement Percentage of at least [14.10%];

f.	sixth, to the Class M-6 Notes such that the Class M-6 Notes will have a Credit Enhancement Percentage of at least [12.10%];

g.	seventh, to the Class M-7 Notes such that the Class M-7 Notes will have a Credit Enhancement Percentage of at least [10.10%];

h.	eighth, to the Class M-8 Notes such that the Class M-8 Notes will have a Credit Enhancement Percentage of at least [8.10%];

i.	ninth, to the Class M-9 Notes such that the Class M-9 Notes will have a Credit Enhancement Percentage of at least [6.10%]; and

j.	tenth, to the Class M-10 Notes such that the Class M-10 Notes will have a Credit Enhancement Percentage of at least [4.10%].

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N   B I L L I N G S   R A M S E Y

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 10	October 13, 2005
C. Definitions

Adjusted Class Principal Amount:	The “Adjusted Class Principal Amount” for any Payment Date and a class of Offered Notes, prior to giving effect to principal payments made with respect to such class of Notes on such Payment Date, is an amount equal to (a) the Class Principal Amount of such Class of Notes minus (b) the Class Impairment Amount of such Class of Notes.

Adjusted Net Mortgage Rate:	The “Adjusted Net Mortgage Rate” for each Mortgage Loan is equal to the per annum mortgage rate less the sum of (i) the Servicing fee rate (ii) the Master Servicing Fee rate, (iii) the Credit Risk Manager Fee rate and (iv) with respect to each Insured Mortgage Loan, the Mortgage Insurance Premium rate.

Allocation Percentage:	The “Allocation Percentage” for each Payment Date and group of Mortgage Loans is the percentage equivalent of a fraction, the numerator of which is (i) the Principal Proceeds for that group of Mortgage Loans for the related Due Period, and the denominator of which is (ii) the sum of the Principal Proceeds for both groups of Mortgage Loans for the related Due Period.

Available Funds:	The “Available Funds” for each Payment Date will be the sum of the Interest Proceeds and the Principal Proceeds for such Payment Date.

Available Funds Rate:	The “Available Funds Rate” for each Payment Date is the per annum rate equal to the sum of (a) the product of (i) the weighted average of the Adjusted Net Mortgage Rates on the Mortgage Loans for the related Due Period, weighted on the basis of their Scheduled Principal Balance as of the beginning of the related Due Period, (ii) 30 divided by the actual number of days in the related Interest Accrual Period, and (iii) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the beginning of the related Due Period divided by the aggregate Adjusted Class Principal Amount of the Offered Notes immediately prior to such Payment Date and (b) the product of (i) 360 divided by the actual number of days in the Interest Accrual Period and (ii) any funds received by the trust pursuant to the Cap Agreement for such Payment Date, divided by the aggregate of the Adjusted Class Principal Amounts of the Offered Notes immediately prior to such payment date.

Basis Risk Shortfall:	The “Basis Risk Shortfall” for each Payment Date and each class of Offered Notes is the sum of (a) the excess, if any, of (i) the amount that would have been the Current Interest (without regard to the Available Funds Rate) for such Payment Date over (ii) the Current Interest accrued on such class of Offered Notes at an interest rate equal to the available Funds Rate, (b) any amount described in clause (a) above for such class remaining unpaid from prior Payment Dates and (c) interest on the amount in clause (b) above at the Formula Rate.

Class Impairment Amount:	The “Class Impairment Amount” for any Payment Date and the Class M Notes, prior to giving effect to any principal payments made with respect to such Notes on the current Payment Date, is the lesser of (a) the Class Principal Amount of such Class of Notes and (b) the amount, if any, by which the sum of the Class Principal Amount of such Class of Notes and all Classes of Offered Notes that are senior to such Class of Notes exceeds the aggregate Scheduled Principal Balance of the Mortgage Loans as of the first day of the related Due Period.

Class Principal Amount:	The “Class Principal Amount” for any Class of Offered Notes is the initial principal amount thereof on the Closing Date, less all amounts previously paid with respect to such Note as principal on all prior Payment Dates.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N   B I L L I N G S  RA M S E Y

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 11	October 13, 2005

Cumulative Realized Loss Percentage:	The “Cumulative Realized Loss Percentage” for any Payment Date means a fraction, expressed as a percentage, obtained by dividing (a) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans in the entire mortgage loan pool from the Cut-off Date through the last day of the related Due Period by (b) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

Current Interest:	The “Current Interest” for any Payment Date and each class of Offered Notes is the sum of (a) the interest accrued during the related Interest Accrual Period at the applicable Note Interest Rate for such class of Notes on its Class Principal Amount immediately prior to such Payment Date, and (b) the sum of (i) any unpaid Current Interest from previous Payment Dates for such class of Notes, and (ii) interest thereon at the applicable Note Interest Rate for such Payment Date; provided, however, that in the case of the Class M Notes and any Payment Date, Current Interest shall be reduced by the amount of Deferred Interest (based, for the purposes of this calculation, on the Note Interest Rate) for such Class for such Payment Date.

Credit Enhancement Percentage:	The “Credit Enhancement Percentage” for each class of Offered Notes is a percentage determined by dividing (a) the sum of (i) the sum of the Adjusted Class Principal Amounts of all Notes subordinate to the subject class of Notes and (ii) the Overcollateralization Amount for such Payment Date in each case before taking into account any principal payments on such Payment Date, by (b) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period.

Deferred Interest:	The “Deferred Interest” for the Class M Notes and any Payment Date is equal to the sum of (a) the interest accrued during the related Interest Accrual Period at the applicable Formula Rate on the Class Impairment Amount for that Class, (b) any amount described in clause (a) for prior Payment Dates remaining unpaid, and (c) interest accrued on the amount described in clause (b) above during the Interest Accrual Period related to such Payment Date at the applicable Formula Rate.

Delinquency Rate:	The “Delinquency Rate” for any Due Period is the fraction, expressed as a percentage, the numerator of which is the aggregate Scheduled Principal Balance of all Mortgage Loans that are 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of the preceding calendar month, and the denominator of which is the aggregate Scheduled Principal Balance of the Mortgage Loans as of the close of business on the last day of such calendar month.

Due Period:	The “Due Period” for any Payment Date is the period commencing on the second day of the calendar month immediately preceding the month in which such Payment Date occurs (or the date following the Cut-Off Date in respect of the first Due Period) and ending on the first day of the calendar month in which such Payment Date occurs.

Formula Rate:	The “Formula Rate” for each class of Offered Notes will be equal to the lesser of (i) One Month LIBOR plus the applicable margin for such class of Offered Notes and (ii) [14.00]%.

Group 1 Principal Payment Amount:	The “Group 1 Principal Payment Amount” for each Payment Date is the portion of the Principal Payment Amount attributable to the Group 1 Mortgage Loans, determined in accordance with the Allocation Percentage for the Group 1 Mortgage Loans.

Group 2 Principal Payment Amount:	The “Group 2 Principal Payment Amount” for each Payment Date is the portion of the Principal Payment Amount attributable to the Group 2 Mortgage Loans, determined in accordance with the Allocation Percentage for the Group 2 Mortgage Loans.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N  B I L L I N G S  R A M S E Y

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 12	October 13, 2005

Interest Proceeds:	The “Interest Proceeds” with respect to any Payment Date and each group of Mortgage Loans, generally, are the sum of (a) the sum of all scheduled and unscheduled payments of interest on the Mortgage Loans in such group, all proceeds in respect of interest from the liquidation of Mortgage Loans in such group, all insurance proceeds (including those from the Mortgage Insurance Policy) on the Mortgage Loans in such group in respect of interest and certain proceeds in respect of interest from the repurchase of a Mortgage Loan in such group upon a breach of representations regarding such Mortgage Loan, each as is received or advanced in a related Due Period or the related Prepayment Period, as applicable and (b) such group’s pro rata share, based on Scheduled Principal Balance of the Mortgage Loans in such loan group, of any payments received by the Trust pursuant to the Cap Agreement, less the Servicing Fee and Mortgage Insurance Premium with respect to such Payment Date.

Margin Stepup Date:	The “Margin Stepup Date” is the first Payment Date on which the aggregate Scheduled Principal Balance of the Mortgage Loans as of the beginning of the related Due Period is less than 20% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

Note Interest Rate:	The “Note Interest Rate” on each class of Offered Notes will be equal to the lesser of (i) the related Formula Rate and (ii) the Available Funds Rate.

Overcollateralization Amount:	The “Overcollateralization Amount”as of any date of determination is equal to the excess of (i) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period over (ii) the Adjusted Class Principal Amount of the Offered Notes after taking into account all distributions of principal on such Payment Date. On the Closing Date, the Overcollateralization Amount will be approximately $[ ] ([ ]% of the sum of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date). On each Payment Date, Excess Cashflow, if any, remaining after application for payment of any unpaid interest amount on the Class A Notes will be used to build or maintain the Target Overcollateralization Amount.

Overcollateralization Deficiency Amount:	The “Overcollateralization Deficiency Amount” for any Payment Date is the excess, if any, of (a) the Target Overcollateralization Amount for such Payment Date over (b) the Overcollateralization Amount for such Payment Date, after giving effect to distribution of the Principal Payment Amount on such Payment Date.

Overcollateralization Release Amount:	The “Overcollateralization Release Amount” for each Payment Date is the lesser of (a) the sum of the Principal Proceeds for both loan groups for such Payment Date and (b) the excess of (i) the Overcollateralization Amount for such Payment Date (assuming, for the purposes of this calculation, that 100% of the Principal Proceeds is applied as payment of principal on the Offered Notes on that Payment Date) over (ii) the Target Overcollateralization Amount for such Payment Date.

Prepayment Period:	The “Prepayment Period” with respect to any Payment Date and (i) any Principal Prepayment in full, the period that commences on and includes the 16th day of the month immediately preceding the month in which such Payment Date occurs (or from the Closing Date, in the case of the first Prepayment Period) and ends on and includes the 15th day of the month in which such Payment Date occurs, and (ii) any partial Principal Prepayment, the calendar month preceding the month in which the Payment Date occurs.

Principal Payment Amount:	The “Principal Payment Amount” with respect to any Payment Date is an amount equal to the lesser of (a) the Adjusted Class Principal Amount of the Offered Notes and (b) the excess of (i) the Principal Proceeds for both groups of loans over (ii) the Overcollateralization Release Amount for such Payment Date.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N   B I L L I N G S   R A M S E Y

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 13	October 13, 2005

Principal Proceeds:	The “Principal Proceeds” for any Payment Date and each group of Mortgage Loans, generally, are the sum of all scheduled and unscheduled payments of principal on the Mortgage Loans in such loan group, all proceeds in respect of principal from the liquidation of Mortgage Loans in such loan group, all insurance proceeds (including those from the Mortgage Insurance Policy) on the Mortgage Loans in such loan group in respect of principal, and all principal proceeds from the repurchase of a Mortgage Loan in such loan group upon a breach of representations regarding such Mortgage Loan in such loan group, each as is received or advanced in a related Due Period or the related Prepayment Period, as applicable.

Realized Losses:	If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the Scheduled Principal Balance of such Mortgage Loan. The amount of such difference is a “Realized Loss.” Realized Losses on the Mortgage Loans will, in effect, be absorbed first by the Excess Cashflow and second by the reduction of the Overcollateralization Amount before it is applied to impair the Class Principal Amount of the Class M Notes.

Rolling Three Month Delinquency Rate:	The “Rolling Three Month Delinquency Rate” with respect to any Payment Date is the average of the Delinquency Rates for each of the three (or a shorter period, in the case of the first and second Payment Dates) immediately preceding months.

Scheduled Principal Balance:	The “Scheduled Principal Balance” with respect to any mortgage loan as of any date of determination is the principal balance of such mortgage loan as of the Cut-off Date, reduced by all scheduled payments of principal due after the Cut-off Date and all amounts allocable to unscheduled principal payments on such mortgage loan.

Senior Enhancement Percentage:	The “Senior Enhancement Percentage” for a Payment Date is a percentage equal to (a) the sum of the aggregate Adjusted Class Principal Amount of the Class M Notes and the Overcollateralization Amount, in each case before taking into account any payments of principal on the Offered Notes on that Payment Date divided by (b) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period.

Senior Principal Payment Amount:	The “Senior Principal Payment Amount” is with respect any Payment Date on or after the Stepdown Date and if a trigger event is not in effect, the lesser of (1) the Principal Payment Amount and (2) the excess, if any, of (x) the aggregate Class Principal Amount of the Class A Notes immediately prior to that Payment Date over (y) the lesser of (A) [63.80%] of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus the product of (i) 0.50% and (ii) the Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

Stepdown Date:	The “Stepdown Date” is the earlier to occur of (a) the Payment Date on which the aggregate Adjusted Class Principal Amount of the Class A Notes is reduced to zero, and (b) the later to occur of (i) the Payment Date in November 2008 and (ii) the first Payment Date on which the Senior Enhancement Percentage is greater than or equal to [36.20%] .

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N  B I L L I N G S  R A M S E Y

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 14	October 13, 2005

Target Overcollateralization Amount:	The “Target Overcollateralization Amount” for any Payment Date prior to the Stepdown Date, is approximately 2.05% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

For any Payment Date on or after the Stepdown Date, approximately the lesser of (a) 2.05% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date, and (b) 4.10% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date; provided, however, if a Trigger Event has occurred and is continuing on the related Payment Date, the Target Overcollateralization Amount will be the same as the Target Overcollateralization Amount on the preceding Payment Date.

Trigger Event:	A “Triger Event” is in effect on any Payment Date on or after the Stepdown Date, if either (a) the Rolling Three Month Delinquency Rate as of the last day of the related Due Period equals or exceeds [44.00%] of the Senior Enhancement Percentage on such Payment Date or (b) the Cumulative Realized Loss Percentage on such Payment Date exceeds the percentage specified in the table below for such Payment Date:

Payment Date Occurring In	Percentage
November 2007- October 2008	[ ]% for the first month plus an additional 1/12th of [ ]% for each month thereafter
November 2008- October 2009	[3.75]% for the first month plus an additional 1/12th of [1.00]% for each month thereafter
November 2009- October 2010	[4.75]% for the first month plus an additional 1/12th of [1.00]% for each month thereafter
November 2010-October 2011	[5.75]% for the first month plus an additional 1/12th of [0.25]% for each month thereafter
November 2011 and thereafter	[6.00]%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N   B I L L I N G S   R A M S E Y

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 15	October 13, 2005
D. Available Funds Rate
Available Funds Rate

		AFR using 20%			AFR using 20%
	AFR using Forward	LIBOR		AFR using Forward	LIBOR
Period	Curve (2)(3)(4)	Scenario (1)(2)(3)(4)	Period	Curve (1)(3)(4)	Scenario (1)(2)(3)(4)
1	12.386%	28.199%	23	8.093%	22.258%
2	6.841%	22.426%	24	8.466%	22.670%
3	6.626%	22.211%	25	8.202%	22.440%
4	6.728%	22.207%	26	8.486%	22.713%
5	7.545%	22.888%	27	8.222%	22.439%
6	6.785%	22.199%	28	8.232%	22.439%
7	7.086%	22.406%	29	10.080%	24.313%
8	6.914%	22.189%	30	9.509%	23.729%
9	7.093%	22.397%	31	9.837%	24.048%
10	6.949%	22.179%	32	9.532%	23.731%
11	6.925%	22.173%	33	9.862%	24.052%
12	7.045%	22.380%	34	9.557%	23.734%
13	6.843%	22.045%	35	9.731%	24.983%
14	7.072%	22.234%	36	10.089%	25.407%
15	6.874%	22.008%	37	9.779%	25.043%
16	6.889%	22.004%	38	9.984%	25.070%
17	7.592%	22.688%	39	9.659%	24.662%
18	6.916%	21.840%	40	9.655%	24.614%
19	7.147%	22.071%	41	10.726%	26.630%
20	6.954%	21.909%	42	9.692%	25.383%
21	7.188%	22.202%	43	10.011%	25.717%
22	6.996%	22.109%	44	9.684%	25.273%

(1)	Assumes that 6-month LIBOR and 1-month LIBOR are both equal to 20.00%.

(2)	Includes Cap Payments received by the trust.

(3)	Assumes the Pricing Prepayment Speed to the Optional Termination Date.

(4)	The Note Interest Rate on the Offered Notes will be equal to the lesser of (i) the related Formula Rate and (ii) the Available Funds Rate.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N    B I L L I N G S    R A M S E Y

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 16	October 13, 2005
E. Cap Agreement
Cap Agreement

	Notional Balance	Cap Strike		Notional Balance	Cap Strike
Period	($)	(%)	Period	($)	(%)
1	944,610,000.00	4.0789%	31	443,688,287.49	5.6229%
2	938,340,723.44	4.0789%	32	427,755,362.05	5.6272%
3	930,864,983.55	4.0789%	33	412,370,976.68	5.6308%
4	922,195,576.05	4.0789%	34	397,516,069.96	5.6357%
5	912,346,415.24	4.0789%	35	383,172,246.91	5.6403%
6	901,335,877.77	4.0789%	36	369,323,273.88	5.6645%
7	889,187,036.09	4.0789%	37	355,950,396.88	5.6697%
8	876,075,783.99	4.0789%	38	343,037,088.44	5.6735%
9	861,898,641.25	4.0789%	39	330,567,398.57	5.6779%
10	846,691,909.25	4.0789%	40	318,525,934.44	5.6821%
11	830,496,041.43	4.0789%	41	306,897,840.91	5.6850%
12	813,530,211.64	4.0789%	42	295,669,456.92	5.6897%
13	789,975,150.31	4.0789%	43	284,826,226.02	5.6943%
14	770,838,692.73	4.0789%	44	274,354,797.72	5.6975%
15	751,665,686.61	4.0789%	45	264,242,287.58	5.7004%
16	732,338,289.39	4.0789%	46	254,476,260.79	5.7044%
17	712,479,091.62	4.0789%	47	245,044,716.46	5.7094%
18	685,206,117.36	4.0789%	48	235,936,072.36	5.7697%
19	665,521,541.07	4.0789%	49	227,139,150.33	5.7751%
20	646,890,528.17	4.0789%	50	218,643,162.03	5.7796%
21	628,832,764.12	4.0789%	51	210,437,695.31	5.7855%
22	611,988,460.86	4.0789%	52	202,512,701.07	5.7897%
23	593,750,238.84	5.6800%	53	194,858,480.49	5.7928%
24	570,844,954.37	5.5915%	54	187,465,672.76	5.7979%
25	552,164,601.37	5.5965%	55	180,325,243.28	5.8022%
26	532,444,190.46	5.6013%	56	173,428,472.21	5.8064%
27	513,405,574.90	5.6061%	57	166,766,943.44	5.8099%
28	495,024,984.59	5.6112%	58	160,332,533.97	5.8140%
29	477,279,482.58	5.6145%	59	154,117,403.64	5.8178%
30	460,189,505.05	5.6192%	60	148,096,613.59	5.8034%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N    B I L L I N G S    R A M S E Y

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 17	October 13, 2005
F. Excess Spread Schedule
Excess Spread(1)(2)

	FWD 1	FWD 6	STATIC			FWD 1	FWD 6	STATIC
	Month	Month	LIBOR	FORWARD		Month	Month	LIBOR	FORWARD
Period	LIBOR %	LIBOR %	(%)	LIBOR (%)	Period	LIBOR %	LIBOR %	(%)	LIBOR (%)
1	4.0968	4.4064	4.1603	4.1603	23	4.6437	4.6422	3.5838	3.0367
2	4.3242	4.4842	2.1442	2.1429	24	4.5775	4.6324	3.8191	3.3544
3	4.3210	4.5327	1.9994	1.9980	25	4.5824	4.6368	3.6720	3.1875
4	4.4233	4.5789	1.9984	1.9963	26	4.5871	4.6407	3.8160	3.3431
5	4.5556	4.6130	2.4291	2.4263	27	4.5917	4.6453	3.6687	3.1762
6	4.4792	4.6263	1.9959	1.9932	28	4.5968	4.6487	3.6671	3.1701
7	4.5669	4.6349	2.1385	2.1351	29	4.5999	4.6526	5.0434	4.6677
8	4.6063	4.6276	1.9929	1.9889	30	4.6044	4.6572	4.8133	4.4050
9	4.5706	4.6167	2.1352	2.1314	31	4.6080	4.6614	4.9559	4.5610
10	4.6390	4.6158	1.9891	1.9844	32	4.6123	4.6674	4.8072	4.3923
11	4.6124	4.6025	1.9870	1.9822	33	4.6158	4.6713	4.9497	4.5486
12	4.5161	4.5925	2.1291	2.1251	34	4.6205	4.6762	4.8009	4.3792
13	4.5287	4.6058	1.9826	1.9751	35	4.6239	4.6817	4.8265	4.5316
14	4.5418	4.6175	2.1249	2.1166	36	4.6317	4.6850	4.9782	4.7021
15	4.5541	4.6300	1.9786	1.9693	37	4.6359	4.6883	4.8291	4.5326
16	4.5652	4.6420	1.9767	1.9669	38	4.6388	4.6917	4.9474	4.6587
17	4.5758	4.6536	2.4083	2.3991	39	4.6424	4.6945	4.8079	4.4980
18	4.5879	4.6666	1.9727	1.9571	40	4.6457	4.6972	4.8089	4.4953
19	4.5990	4.6638	2.1155	2.1004	41	4.6478	4.7003	5.2673	5.0195
20	4.6115	4.6604	1.9690	1.9545	42	4.6517	4.7039	4.8346	4.5311
21	4.6220	4.6557	2.1121	2.1000	43	4.6553	4.7093	4.9765	4.6868
22	4.6325	4.6493	1.9674	1.9585	44	4.6577	4.7161	4.8264	4.5161

(1)	Assumes the Pricing Prepayment Speed to the Optional Termination Date.

(2)	Calculated as (a) interest collections on the Mortgage Loans (net of the Servicing Fee, Trustee Fee, Mortgage Insurance Premium and Credit Risk Manager Fee), less the aggregate amount of interest due on the Offered and Non-Offered Notes divided by (b) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the first day of the Due Period, multiplied by 12.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N    B I L L I N G S    R A M S E Y

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 18	October 13, 2005
G. Breakeven Losses

			30% Severity
			Static LIBOR		Forward LIBOR
				Cumulative		Cumulative
Class	Moody’s	S&P	Break CDR(1)	Losses(2)	Break CDR(1)	Losses(2)
M-1	Aa1	AA+	34.49	18.62%	33.89	18.44%
M-2	Aa2	AA	27.11	16.15%	26.49	15.92%
M-3	Aa3	AA-	23.02	14.54%	22.40	14.28%
M-4	A1	A+	20.22	13.32%	19.61	13.04%
M-5	A2	A	17.98	12.26%	17.36	11.96%
M-6	A3	A-	16.32	11.43%	15.70	11.11%
M-7	Baa1	BBB+	14.69	10.56%	14.07	10.23%
M-8	Baa2	BBB	13.13	9.69%	12.52	9.34%
M-9	Baa2	BBB-	11.58	8.78%	10.99	8.42%
M-10	NR	BBB-	10.31	7.99%	9.76	7.64%

			40% Severity
			Static LIBOR		Forward LIBOR
				Cumulative		Cumulative
Class	Moody’s	S&P	Break CDR(1)	Losses(2)	Break CDR(1)	Losses(2)
M-1	Aa1	AA+	23.47	19.64%	22.98	19.37%
M-2	Aa2	AA	19.02	17.02%	18.53	16.71%
M-3	Aa3	AA-	16.42	15.31%	15.94	14.98%
M-4	A1	A+	14.60	14.02%	14.12	13.67%
M-5	A2	A	13.10	12.90%	12.62	12.53%
M-6	A3	A-	11.96	12.01%	11.49	11.64%
M-7	Baa1	BBB+	10.84	11.10%	10.36	10.70%
M-8	Baa2	BBB	9.74	10.18%	9.27	9.77%
M-9	Baa2	BBB-	8.65	9.21%	8.18	8.79%
M-10	NR	BBB-	7.75	8.39%	7.33	8.00%

(1)	The “Break CDR” is the percentage of CDR that creates first dollar of principal loss on the related bond.

(2)	As a percentage of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.
Assumptions:
12 Month Lag
Triggers Set to Fail
Run to maturity
Defaults are in addition to prepays
Prepays according to Pricing Speed
Principal and interest advanced on all defaulted loans

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N    B I L L I N G S    R A M S E Y

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 19	October 13, 2005
H. Computational Items

		Bond Summary — To Call					Bond Summary — To Maturity

% of Fixed PPC	85	100	115	125	145	85	100	115	125	145
% of ARM PPC	70	80	100	120	140	70	80	100	120	140

Class AV1
WAL (yrs)	2.91	2.47	2.13	1.83	1.62	3.72	3.14	2.70	2.28	1.91
Modified Duration (yrs)	2.66	2.29	1.99	1.73	1.54	3.23	2.78	2.44	2.09	1.78
Principal Window (mths)	1 - 62	1 - 52	1 - 44	1 - 38	1 - 33	1 - 235	1 - 197	1 - 168	1 - 144	1 - 121

Class AV2-1
WAL (yrs)	1.25	1.11	1.00	0.89	0.80	1.25	1.11	1.00	0.89	0.80
Modified Duration (yrs)	1.21	1.07	0.97	0.87	0.78	1.21	1.07	0.97	0.87	0.78
Principal Window (mths)	1 - 26	1 - 23	1 - 21	1 - 19	1 - 17	1 - 26	1 - 23	1 - 21	1 - 19	1 - 17

Class AV2-2
WAL (yrs)	2.60	2.25	2.00	1.78	1.60	2.60	2.25	2.00	1.78	1.60
Modified Duration (yrs)	2.44	2.12	1.90	1.70	1.53	2.44	2.12	1.90	1.70	1.53
Principal Window (mths)	26 - 38	23 - 32	21 - 28	19 - 25	17 - 22	26 - 38	23 - 32	21 - 28	19 - 25	17 - 22

Class AV2-3
WAL (yrs)	4.27	3.58	3.00	2.48	2.18	4.41	3.69	3.10	2.48	2.18
Modified Duration (yrs)	3.86	3.29	2.79	2.33	2.07	3.96	3.37	2.87	2.33	2.07
Principal Window (mths)	38 - 62	32 - 52	28 - 44	25 - 36	22 - 32	38 - 75	32 - 63	28 - 54	25 - 36	22 - 32

Class AV2-4
WAL (yrs)	5.13	4.29	3.63	3.12	2.70	9.69	8.01	6.80	5.67	4.32
Modified Duration (yrs)	4.55	3.88	3.32	2.89	2.53	7.66	6.58	5.73	4.91	3.84
Principal Window (mths)	62 - 62	52 - 52	44 - 44	36 - 38	32 - 33	75 - 235	63 - 197	54 - 167	36 - 142	32 - 119

Class M-1
WAL (yrs)	4.71	3.98	3.53	3.13	2.71	6.75	5.63	4.95	4.53	4.51
Modified Duration (yrs)	4.20	3.61	3.23	2.89	2.53	5.61	4.82	4.33	4.02	4.03
Principal Window (mths)	39 - 62	38 - 52	40 - 44	38 - 38	33 - 33	39 - 194	38 - 161	40 - 136	43 - 115	47 - 97

Class M-2
WAL (yrs)	4.71	3.98	3.50	3.13	2.71	6.72	5.61	4.90	4.41	4.22
Modified Duration (yrs)	4.20	3.61	3.21	2.89	2.53	5.59	4.80	4.29	3.93	3.79
Principal Window (mths)	39 - 62	37 - 52	39 - 44	38 - 38	33 - 33	39 - 186	37 - 154	39 - 131	41 - 110	44 - 92

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N    B I L L I N G S    R A M S E Y

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 20	October 13, 2005

		Bond Summary — To Call					Bond Summary — To Maturity
% of Fixed PPC	85	100	115	125	145	85	100	115	125	145
% of ARM PPC	70	80	100	120	140	70	80	100	120	140

Class M-3
WAL (yrs)	4.71	3.97	3.49	3.13	2.71	6.69	5.58	4.87	4.33	4.06
Modified Duration (yrs)	4.20	3.60	3.20	2.89	2.53	5.56	4.77	4.26	3.86	3.65
Principal Window (mths)	39 - 62	37 - 52	38 - 44	38 - 38	33 - 33	39 - 176	37 - 146	38 - 123	40 - 104	42 - 87

Class M-4
WAL (yrs)	4.71	3.97	3.47	3.13	2.71	6.66	5.55	4.82	4.29	3.97
Modified Duration (yrs)	4.18	3.59	3.17	2.88	2.52	5.52	4.74	4.21	3.81	3.57
Principal Window (mths)	39 - 62	37 - 52	38 - 44	38 - 38	33 - 33	39 - 168	37 - 139	38 - 118	39 - 99	41 - 83

Class M-5
WAL (yrs)	4.71	3.97	3.47	3.13	2.71	6.62	5.52	4.80	4.23	3.90
Modified Duration (yrs)	4.18	3.58	3.17	2.88	2.52	5.50	4.72	4.19	3.77	3.51
Principal Window (mths)	39 - 62	37 - 52	38 - 44	38 - 38	33 - 33	39 - 161	37 - 133	38 - 113	39 - 95	40 - 79

Class M-6
WAL (yrs)	4.71	3.97	3.47	3.13	2.71	6.59	5.49	4.77	4.20	3.85
Modified Duration (yrs)	4.17	3.58	3.16	2.88	2.52	5.46	4.69	4.16	3.74	3.47
Principal Window (mths)	39 - 62	37 - 52	38 - 44	38 - 38	33 - 33	39 - 154	37 - 127	38 - 108	38 - 90	39 - 76

Class M-7
WAL (yrs)	4.71	3.97	3.46	3.13	2.71	6.54	5.45	4.73	4.15	3.79
Modified Duration (yrs)	4.12	3.54	3.12	2.85	2.50	5.33	4.59	4.07	3.65	3.38
Principal Window (mths)	39 - 62	37 - 52	37 - 44	38 - 38	33 - 33	39 - 147	37 - 122	37 - 103	38 - 86	39 - 73

Class M-8
WAL (yrs)	4.71	3.97	3.45	3.13	2.71	6.46	5.39	4.67	4.10	3.74
Modified Duration (yrs)	4.10	3.53	3.11	2.85	2.49	5.27	4.54	4.02	3.61	3.33
Principal Window (mths)	39 - 62	37 - 52	37 - 44	38 - 38	33 - 33	39 - 139	37 - 115	37 - 98	38 - 82	38 - 69

Class M-9
WAL (yrs)	4.71	3.97	3.45	3.12	2.71	6.35	5.29	4.59	4.03	3.65
Modified Duration (yrs)	4.04	3.48	3.07	2.81	2.47	5.11	4.40	3.91	3.50	3.22
Principal Window (mths)	39 - 62	37 - 52	37 - 44	37 - 38	33 - 33	39 - 130	37 - 107	37 - 91	37 - 76	38 - 64

Class M-10
WAL (yrs)	4.70	3.96	3.44	3.09	2.71	6.12	5.11	4.44	3.88	3.54
Modified Duration (yrs)	3.99	3.44	3.04	2.77	2.45	4.90	4.23	3.77	3.37	3.11
Principal Window (mths)	39 - 62	37 - 52	37 - 44	37 - 38	33 - 33	39 - 118	37 - 97	37 - 83	37 - 69	37 - 58

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N   B I L L I N G S   R A M S E Y

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 21	October 13, 2005
I. The Mortgage Loans — [To be set forth for each loan group and in the aggregate.]
Information with respect to the Mortgage Loans expected to be included in the mortgage pool is set forth below. Prior to the Closing Date, Mortgage Loans may be removed from the mortgage pool and other loans may be substituted therefore. FBR believes that the information set forth herein with respect to the mortgage pool is representative of the final mortgage pool as of the Cut-off Date, although some characteristics of the Mortgage Loans in the mortgage pool may vary.
Aggregate Mortgage Loan Statistics
As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$969,874,218.55	$4,928.22	$1,000,000.00
Average Scheduled Principal Balance	$214,479.04
Number of Mortgage Loans	4,522

Weighted Average Gross Coupon	7.302%	5.150%	13.750%
Weighted Average FICO Score	624	500	810
Weighted Average LTV	82.51%	24.28%	100.00%

Weighted Average Original Term	359 months	60 months	360 months
Weighted Average Stated Remaining Term	357 months	58 months	359 months
Weighted Average Seasoning	2 months	1 months	7 months

ARM Characteristics
Weighted Average Gross Margin	6.111%	3.000%	6.990%
Weighted Average Minimum Interest Rate	7.161%	5.150%	13.750%
Weighted Average Maximum Interest Rate	13.165%	11.150%	19.750%
Weighted Average Initial Rate Cap	2.004%	2.000%	3.000%
Weighted Average Subsequent Rate Cap	1.500%	1.500%	1.500%
Weighted Average Months to Roll	23 months	17 months	59 months

Maturity Date		August 1, 2010	September 1, 2035
Maximum Zip Code Concentration	94531 0.49%
     Note: Original LTV is calculated using LTV with respect to first lien mortgages and CLTV with respect to second lien mortgages.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N   B I L L I N G S   R A M S E Y

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 22	October 13, 2005
Aggregate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	49	$16,193,701.99	1.67%	5.385%	657	79.65%
5.501 - 6.000	305	98,824,103.99	10.19	5.873	661	79.72
6.001 - 6.500	503	143,761,945.71	14.82	6.335	644	80.66
6.501 - 7.000	778	226,483,259.88	23.35	6.821	639	81.40
7.001 - 7.500	676	164,821,519.55	16.99	7.306	622	82.95
7.501 - 8.000	588	128,491,886.69	13.25	7.807	597	84.18
8.001 - 8.500	323	65,565,201.89	6.76	8.281	587	84.31
8.501 - 9.000	353	50,240,801.56	5.18	8.823	580	83.65
9.001 - 9.500	195	20,159,752.88	2.08	9.299	589	84.39
9.501 - 10.000	232	22,641,645.13	2.33	9.809	614	88.11
10.001 - 10.500	149	11,023,804.18	1.14	10.352	589	90.25
10.501 - 11.000	193	11,707,173.77	1.21	10.835	595	92.10
11.001 - 11.500	92	5,824,332.07	0.60	11.203	598	90.87
11.501 - 12.000	44	2,934,103.92	0.30	11.820	552	71.78
12.001 - 12.500	34	649,492.10	0.07	12.290	587	84.64
12.501 - 13.000	4	427,436.96	0.04	12.994	552	67.21
13.001 - 13.500	2	24,095.53	0.00	13.250	649	92.82
13.501 - 14.000	2	99,960.75	0.01	13.700	510	69.44

Total	4,522	$969,874,218.55	100.00%	7.302%	624	82.51%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	421	$12,351,720.14	1.27%	10.265%	636	98.28%
50,000.01 - 100,000.00	651	49,332,875.11	5.09	9.082	623	89.22
100,000.01 - 150,000.00	795	97,935,312.56	10.10	7.940	613	83.44
150,000.01 - 200,000.00	679	118,701,614.53	12.24	7.454	613	81.87
200,000.01 - 250,000.00	517	115,856,523.32	11.95	7.181	619	81.59
250,000.01 - 300,000.00	375	103,121,969.30	10.63	7.129	621	81.78
300,000.01 - 350,000.00	305	98,655,912.12	10.17	6.944	627	81.95
350,000.01 - 400,000.00	238	88,767,177.39	9.15	7.053	629	82.62
400,000.01 - 450,000.00	176	74,741,995.12	7.71	6.929	635	82.22
450,000.01 - 500,000.00	105	50,024,160.48	5.16	6.870	636	81.00
500,000.01 - 550,000.00	69	36,129,978.38	3.73	6.866	638	82.71
550,000.01 - 600,000.00	67	38,424,028.91	3.96	6.921	634	81.71
600,000.01 - 650,000.00	37	23,123,280.66	2.38	6.930	617	80.04
650,000.01 - 700,000.00	37	24,998,249.57	2.58	6.901	642	81.97
700,000.01 - 750,000.00	45	33,189,116.76	3.42	6.979	612	79.46
750,000.01 - 800,000.00	1	761,600.00	0.08	5.390	641	80.00
850,000.01 - 900,000.00	2	1,776,833.62	0.18	6.603	715	76.85
950,000.01 - 1,000,000.00	2	1,981,870.58	0.20	5.599	704	76.41

Total	4,522	$969,874,218.55	100.00%	7.302%	624	82.51%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Insurance	Loans	Balance	Balance	Coupon	Score	LTV

Not Covered	3,587	$766,073,173.01	78.99%	7.308%	626	80.81%
Covered	935	203,801,045.54	21.01	7.281	616	88.89

Total	4,522	$969,874,218.55	100.00%	7.302%	624	82.51%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N   B I L L I N G S   R A M S E Y

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 23	October 13, 2005
Aggregate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	2,581	$611,496,168.45	63.05%	7.393%	614	81.79%
ARM 2/28 - IO	744	226,264,521.29	23.33	6.576	638	81.57
Fixed 30 yr	938	102,376,551.74	10.56	8.406	644	88.85
ARM 3/27	53	12,330,994.77	1.27	7.001	641	80.97
ARM 3/27 - IO	24	6,439,690.00	0.66	6.311	655	83.65
ARM 5/25	18	5,775,465.73	0.60	6.801	649	78.95
Fixed 20 yr	24	2,215,598.40	0.23	7.435	645	83.95
Fixed 15 yr	69	2,021,061.64	0.21	9.641	632	90.77
Fixed 10 yr	61	852,319.42	0.09	11.238	634	94.64
Fixed 5 yr	10	101,847.11	0.01	11.921	655	93.75

Total	4,522	$969,874,218.55	100.00%	7.302%	624	82.51%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Amortization Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	3,420	$862,306,840.24	88.91%	7.161%	622	81.72%
Fixed	1,102	107,567,378.31	11.09	8.435	644	88.83

Total	4,522	$969,874,218.55	100.00%	7.302%	624	82.51%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Interest Only Terms (Months)	Loans	Balance	Balance	Coupon	Score	LTV

N/A	3,754	$737,170,007.26	76.01%	7.534%	619	82.78%
60	768	232,704,211.29	23.99	6.569	639	81.63

Total	4,522	$969,874,218.55	100.00%	7.302%	624	82.51%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Remaining Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

49 - 60	10	$101,847.11	0.01%	11.921%	655	93.75%
109 - 120	61	852,319.42	0.09	11.238	634	94.64
169 - 180	69	2,021,061.64	0.21	9.641	632	90.77
229 - 240	24	2,215,598.40	0.23	7.435	645	83.95
349 - 360	4,358	964,683,391.98	99.46	7.293	624	82.47

Total	4,522	$969,874,218.55	100.00%	7.302%	624	82.51%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

1	1,856	$395,183,675.85	40.75%	7.388%	623	82.86%
2	2,370	503,546,719.00	51.92	7.257	624	82.28
3	265	64,556,722.81	6.66	7.089	630	82.28
4	20	4,233,258.10	0.44	7.792	601	78.70
5	8	2,118,461.56	0.22	7.158	644	84.39
6	2	176,774.42	0.02	10.135	585	72.57
7	1	58,606.81	0.01	10.490	530	80.00

Total	4,522	$969,874,218.55	100.00%	7.302%	624	82.51%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N   B I L L I N G S   R A M S E Y

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 24	October 13, 2005
Aggregate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	3,681	$920,358,279.50	94.89%	7.155%	623	81.60%
2	841	49,515,939.05	5.11	10.042	651	99.40

Total	4,522	$969,874,218.55	100.00%	7.302%	624	82.51%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

20.01 - 25.00	1	$62,800.86	0.01%	8.650%	635	24.28%
25.01 - 30.00	1	75,889.08	0.01	7.600	612	27.64
30.01 - 35.00	3	339,293.16	0.03	7.608	584	31.51
35.01 - 40.00	5	1,463,105.31	0.15	7.190	606	37.36
40.01 - 45.00	3	870,229.91	0.09	6.621	647	43.11
45.01 - 50.00	7	1,638,914.81	0.17	7.437	591	46.79
50.01 - 55.00	11	2,935,998.98	0.30	7.356	582	53.73
55.01 - 60.00	37	6,917,736.96	0.71	7.396	605	58.38
60.01 - 65.00	106	23,323,037.17	2.40	8.372	579	63.64
65.01 - 70.00	133	28,522,020.26	2.94	7.920	576	68.85
70.01 - 75.00	222	55,791,243.54	5.75	7.590	584	73.84
75.01 - 80.00	1,836	477,841,752.30	49.27	6.883	635	79.88
80.01 - 85.00	359	88,598,793.10	9.14	7.149	602	84.53
85.01 - 90.00	816	195,232,782.21	20.13	7.336	621	89.84
90.01 - 95.00	171	21,431,660.65	2.21	7.786	641	94.77
95.01 - 100.00	811	64,828,960.25	6.68	9.431	653	99.94

Total	4,522	$969,874,218.55	100.00%	7.302%	624	82.51%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 519	175	$38,116,139.86	3.93%	8.907%	509	75.13%
520 - 539	203	45,910,958.53	4.73	8.332	529	76.19
540 - 559	261	54,024,541.93	5.57	7.972	551	81.89
560 - 579	302	66,291,224.26	6.84	7.638	570	83.06
580 - 599	570	117,097,999.23	12.07	7.320	589	82.37
600 - 619	675	133,435,531.07	13.76	7.286	609	83.29
620 - 639	696	141,240,391.90	14.56	7.157	629	83.51
640 - 659	606	128,268,660.77	13.23	6.971	648	83.02
660 - 679	358	83,876,211.26	8.65	6.865	670	83.51
680 - 699	292	66,667,597.87	6.87	6.981	689	83.56
700 - 719	165	42,380,877.50	4.37	6.851	708	84.25
720 - 739	91	19,468,226.24	2.01	6.864	729	83.72
740 - 759	63	13,911,765.26	1.43	6.938	748	83.92
760 - 779	42	13,667,685.18	1.41	6.639	772	82.71
780 - 799	20	4,299,739.99	0.44	6.682	787	85.07
800 - 819	3	1,216,667.70	0.13	6.383	807	71.02

Total	4,522	$969,874,218.55	100.00%	7.302%	624	82.51%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N   B I L L I N G S   R A M S E Y

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 25	October 13, 2005
Aggregate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Purchase	2,643	$520,778,456.68	53.70%	7.281%	641	83.74%
Cashout Refinance	1,834	439,576,589.63	45.32	7.322	604	81.02
Rate/Term Refinance	45	9,519,172.24	0.98	7.581	616	83.42

Total	4,522	$969,874,218.55	100.00%	7.302%	624	82.51%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	3,776	$794,777,739.30	81.95%	7.300%	620	82.54%
Duplex	405	107,589,790.05	11.09	7.270	643	82.52
Condo	286	52,334,266.02	5.40	7.409	636	82.97
3-4 Unit	55	15,172,423.18	1.56	7.275	636	79.34

Total	4,522	$969,874,218.55	100.00%	7.302%	624	82.51%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	2,945	$576,776,348.53	59.47%	7.132%	619	83.76%
Stated	1,520	377,421,098.43	38.91	7.550	633	80.50
Limited	57	15,676,771.59	1.62	7.622	588	84.66

Total	4,522	$969,874,218.55	100.00%	7.302%	624	82.51%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	4,105	$895,678,181.22	92.35%	7.264%	623	82.51%
Non-Owner Occupied	383	66,520,977.40	6.86	7.811	643	82.38
Second Home	34	7,675,059.93	0.79	7.355	620	83.23

Total	4,522	$969,874,218.55	100.00%	7.302%	624	82.51%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Grade	Loans	Balance	Balance	Coupon	Score	LTV

A	4,250	$915,847,007.77	94.43%	7.203%	628	83.13%
B	124	28,274,095.38	2.92	8.229	557	75.55
C	145	25,415,566.78	2.62	9.804	540	68.09
D	3	337,548.62	0.03	11.019	542	61.85

Total	4,522	$969,874,218.55	100.00%	7.302%	624	82.51%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N   B I L L I N G S   R A M S E Y

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 26	October 13, 2005
Aggregate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Alaska	2	$481,501.44	0.05%	7.952%	559	72.31%
Arizona	102	16,714,484.99	1.72	7.586	602	83.76
Arkansas	4	346,666.87	0.04	9.027	594	81.19
California	823	263,762,299.43	27.20	6.956	630	81.61
Colorado	87	13,460,065.04	1.39	7.112	620	83.65
Connecticut	82	16,477,621.66	1.70	7.605	627	81.24
Delaware	15	2,310,837.35	0.24	7.465	620	85.06
District of Columbia	28	6,896,248.60	0.71	7.551	622	81.67
Florida	604	106,726,654.46	11.00	7.635	618	82.45
Georgia	231	28,691,410.83	2.96	7.595	615	84.77
Hawaii	55	15,562,405.72	1.60	7.048	658	81.74
Idaho	21	1,657,596.76	0.17	7.966	597	84.85
Illinois	308	48,900,100.05	5.04	7.359	629	84.11
Indiana	32	2,817,644.33	0.29	8.276	610	83.24
Iowa	4	296,697.14	0.03	7.963	629	84.37
Kansas	3	323,216.89	0.03	8.870	578	80.76
Kentucky	9	1,694,748.76	0.17	7.281	598	86.84
Maine	12	1,927,999.25	0.20	7.814	585	79.81
Maryland	251	54,805,961.43	5.65	7.350	612	82.25
Massachusetts	125	30,991,645.12	3.20	7.211	635	82.47
Michigan	107	11,592,302.94	1.20	7.956	604	83.76
Minnesota	58	10,449,185.82	1.08	7.285	620	82.96
Missouri	38	4,198,352.40	0.43	8.460	592	85.58
Montana	1	341,128.58	0.04	7.400	557	90.00
Nebraska	3	300,204.00	0.03	7.344	580	85.73
Nevada	95	20,951,282.29	2.16	7.285	618	81.76
New Hampshire	27	5,287,848.01	0.55	7.728	598	83.60
New Jersey	301	73,390,086.73	7.57	7.483	621	82.26
New Mexico	8	1,968,211.64	0.20	7.430	636	85.97
New York	405	115,561,758.17	11.92	7.179	637	82.31
North Carolina	50	6,572,514.95	0.68	7.381	602	83.18
Ohio	59	6,682,769.24	0.69	7.730	603	85.94
Oklahoma	7	572,718.75	0.06	8.339	606	87.51
Oregon	27	3,617,505.63	0.37	7.097	630	83.72
Pennsylvania	70	8,597,815.44	0.89	8.145	593	81.86
Rhode Island	23	5,012,995.90	0.52	7.183	622	82.71
South Carolina	20	2,131,034.17	0.22	7.924	597	85.35
Tennessee	27	4,606,705.28	0.47	7.287	628	83.29
Texas	72	9,493,215.87	0.98	7.659	609	83.59
Utah	15	1,863,613.55	0.19	7.118	613	84.64
Virginia	163	38,698,274.44	3.99	7.385	617	82.74
Washington	87	15,433,716.04	1.59	7.309	620	84.71
West Virginia	4	902,517.62	0.09	7.025	616	86.08
Wisconsin	55	6,679,539.70	0.69	7.659	623	84.61
Wyoming	2	123,115.27	0.01	7.670	608	82.36

Total	4,522	$969,874,218.55	100.00%	7.302%	624	82.51%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	1,047	$207,633,982.01	21.41%	7.554%	627	83.12%
12	659	160,177,705.30	16.52	7.298	633	82.85
24	2,462	531,699,071.01	54.82	7.250	621	82.44
36	354	70,363,460.23	7.25	6.964	620	80.43

Total	4,522	$969,874,218.55	100.00%	7.302%	624	82.51%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M AN   B I L L I N G S   R A M S E Y

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3 Series Term Sheet Page 27	October 13, 2005
Aggregate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) — ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

2.501 - 3.000	1	$529,683.99	0.06%	6.990%	613	90.00%
4.001 - 4.500	28	8,537,346.16	0.99	5.333	656	79.10
4.501 - 5.000	147	49,981,515.45	5.80	5.712	659	79.36
5.001 - 5.500	421	123,698,352.93	14.35	6.143	650	80.54
5.501 - 6.000	614	186,653,517.11	21.65	6.656	639	80.86
6.001 - 6.500	713	187,207,813.94	21.71	7.125	631	82.93
6.501 - 7.000	1,496	305,698,610.66	35.45	8.192	586	82.42

Total	3,420	$862,306,840.24	100.00%	7.161%	622	81.72%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.001 - 11.500	48	$15,913,845.76	1.85%	5.385%	657	79.65%
11.501 - 12.000	273	88,792,245.36	10.30	5.860	660	79.77
12.001 - 12.500	460	132,292,464.79	15.34	6.330	642	80.82
12.501 - 13.000	715	212,123,021.89	24.60	6.820	639	81.54
13.001 - 13.500	640	157,334,124.72	18.25	7.306	622	83.07
13.501 - 14.000	555	121,577,492.18	14.10	7.809	597	84.29
14.001 - 14.500	299	62,591,837.68	7.26	8.268	585	84.48
14.501 - 15.000	214	39,757,151.86	4.61	8.770	560	80.71
15.001 - 15.500	70	11,198,462.11	1.30	9.294	537	75.07
15.501 - 16.000	69	9,635,215.62	1.12	9.726	544	74.13
16.001 - 16.500	21	3,477,276.35	0.40	10.319	522	70.33
16.501 - 17.000	23	3,187,616.81	0.37	10.655	525	70.02
17.001 - 17.500	12	1,458,527.56	0.17	11.211	532	66.40
17.501 - 18.000	15	2,146,873.15	0.25	11.809	538	64.70
18.001 - 18.500	1	149,833.24	0.02	12.200	504	58.82
18.501 - 19.000	3	570,890.41	0.07	12.587	533	66.64
19.501 - 20.000	2	99,960.75	0.01	13.700	510	69.44

Total	3,420	$862,306,840.24	100.00%	7.161%	622	81.72%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	49	$16,193,701.99	1.88%	5.385%	657	79.65%
5.501 - 6.000	275	89,371,116.14	10.36	5.861	660	79.77
6.001 - 6.500	459	132,012,608.56	15.31	6.332	642	80.82
6.501 - 7.000	715	211,787,969.13	24.56	6.823	638	81.54
7.001 - 7.500	642	157,857,113.89	18.31	7.305	623	83.12
7.501 - 8.000	557	122,363,772.44	14.19	7.809	596	84.27
8.001 - 8.500	297	62,010,418.34	7.19	8.280	585	84.39
8.501 - 9.000	214	39,189,045.11	4.54	8.797	559	80.61
9.001 - 9.500	69	11,135,578.59	1.29	9.298	537	74.98
9.501 - 10.000	68	9,606,955.16	1.11	9.756	542	74.37
10.001 - 10.500	22	3,535,883.16	0.41	10.322	522	70.49
10.501 - 11.000	21	2,875,199.43	0.33	10.761	526	69.22
11.001 - 11.500	11	1,399,920.75	0.16	11.241	532	65.83
11.501 - 12.000	17	2,328,034.01	0.27	11.801	536	65.12
12.001 - 12.500	1	149,833.24	0.02	12.200	504	58.82
12.501 - 13.000	1	389,729.55	0.05	13.000	545	65.00
13.501 - 14.000	2	99,960.75	0.01	13.700	510	69.44

Total	3,420	$862,306,840.24	100.00%	7.161%	622	81.72%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N   B I L L I N G S   R A M S E Y

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3 Series Term Sheet Page 28	October 13, 2005
Aggregate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

2.000	3,401	$858,816,775.04	99.60%	7.159%	622	81.72%
3.000	19	3,490,065.20	0.40	7.651	615	81.26

Total	3,420	$862,306,840.24	100.00%	7.161%	622	81.72%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.500	3,420	$862,306,840.24	100.00%	7.161%	622	81.72%

Total	3,420	$862,306,840.24	100.00%	7.161%	622	81.72%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Months to Next Adjustment Date	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

17 - 22	1980	$496,326,320.92	57.56%	7.116%	622	81.45%
23 - 28	1345	341,434,368.82	39.60	7.254	620	82.14
29 - 34	46	11,515,276.48	1.34	6.681	649	82.44
35 - 40	31	7,255,408.29	0.84	6.896	641	81.02
53 - 58	9	2,959,045.81	0.34	6.794	634	78.26
59 - 64	9	2,816,419.92	0.33	6.807	664	79.67

Total	3,420	$862,306,840.24	100.00%	7.161%	622	81.72%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N   B I L L I N G S   R A M S E Y

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3 Series Term Sheet Page 29	September 7, 2005
Group I Mortgage Loan Statistics
As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$430,503,992.46	$4,928.22	$493,976.47
Average Scheduled Principal Balance	$164,377.24
Number of Mortgage Loans	2,619

Weighted Average Gross Coupon	7.449%	5.150%	13.750%
Weighted Average FICO Score	611	500	802
Weighted Average LTV	81.90%	24.28%	100.00%

Weighted Average Original Term	359 months	60 months	360 months
Weighted Average Stated Remaining Term	357 months	58 months	359 months
Weighted Average Seasoning	2 months	1 months	7 months

ARM Characteristics
Weighted Average Gross Margin	6.253%	4.070%	6.990%
Weighted Average Minimum Interest Rate	7.398%	2.000%	3.000%
Weighted Average Maximum Interest Rate	13.404%	11.150%	19.750%
Weighted Average Initial Rate Cap	2.006%	2.000%	3.000%
Weighted Average Subsequent Rate Cap	1.500%	1.500%	1.500%
Weighted Average Months to Roll	23 months	17 months	59 months

Maturity Date		August 1, 2010	September 1, 2035
Maximum Zip Code Concentration	11236 0.51%
Note: Original LTV is calculated using LTV with respect to first lien mortgages and CLTV with respect to second lien mortgages.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N   B I L L I N G S   R A M S E Y

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3 Series Term Sheet Page 30	September 7, 2005
Group 1 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	32	$8,078,677.96	1.88%	5.376%	658	79.90%
5.501 - 6.000	144	33,258,092.11	7.73	5.876	655	79.91
6.001 - 6.500	282	61,220,330.02	14.22	6.317	637	80.23
6.501 - 7.000	380	77,787,070.34	18.07	6.830	630	81.94
7.001 - 7.500	405	75,304,775.05	17.49	7.312	615	83.39
7.501 - 8.000	403	69,812,358.00	16.22	7.810	597	83.64
8.001 - 8.500	234	37,510,483.34	8.71	8.290	587	83.93
8.501 - 9.000	240	29,933,038.80	6.95	8.813	569	81.06
9.001 - 9.500	115	11,754,893.35	2.73	9.287	560	79.79
9.501 - 10.000	102	10,331,092.90	2.40	9.775	560	77.27
10.001 - 10.500	70	5,251,354.67	1.22	10.334	551	79.64
10.501 - 11.000	96	5,305,362.21	1.23	10.808	565	83.14
11.001 - 11.500	48	2,425,277.59	0.56	11.232	566	80.13
11.501 - 12.000	30	1,780,101.67	0.41	11.751	546	69.59
12.001 - 12.500	31	589,320.76	0.14	12.280	585	83.76
12.501 - 13.000	3	37,707.41	0.01	12.929	625	90.03
13.001 - 13.500	2	24,095.53	0.01	13.250	649	92.82
13.501 - 14.000	2	99,960.75	0.02	13.700	510	69.44

Total	2,619	$430,503,992.46	100.00%	7.449%	611	81.90%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	297	$8,156,121.19	1.89%	10.274%	633	97.72%
50,000.01 - 100,000.00	374	28,390,622.22	6.59	8.510	607	83.16
100,000.01 - 150,000.00	585	72,510,532.53	16.84	7.694	606	81.17
150,000.01 - 200,000.00	520	90,924,545.00	21.12	7.424	605	81.08
200,000.01 - 250,000.00	360	80,745,430.69	18.76	7.264	611	81.69
250,000.01 - 300,000.00	235	64,386,542.95	14.96	7.191	613	81.04
300,000.01 - 350,000.00	173	55,845,610.42	12.97	6.940	621	81.88
350,000.01 - 400,000.00	44	15,990,230.66	3.71	7.279	610	83.24
400,000.01 - 450,000.00	24	10,269,922.99	2.39	6.988	621	84.14
450,000.01 - 500,000.00	7	3,284,433.81	0.76	7.100	648	79.35

Total	2,619	$430,503,992.46	100.00%	7.449%	611	81.90%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	1,665	$296,311,125.11	68.83%	7.618%	602	81.38%
ARM 2/28 — IO	327	67,956,557.96	15.79	6.569	629	82.78
Fixed 30 yr	430	47,743,617.41	11.09	7.751	634	83.67
ARM 3/27	40	7,719,426.27	1.79	7.059	633	82.58
ARM 5/25	14	3,900,872.65	0.91	6.629	647	78.84
ARM 3/27 — IO	17	3,645,190.00	0.85	6.567	635	82.44
Fixed 15 yr	51	1,441,388.15	0.33	9.167	632	87.93
Fixed 20 yr	16	1,187,252.80	0.28	7.271	650	81.10
Fixed 10 yr	51	532,085.56	0.12	11.746	632	95.19
Fixed 5 yr	8	66,476.55	0.02	12.028	633	93.09

Total	2,619	$430,503,992.46	100.00%	7.449%	611	81.90%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N   B I L L I N G S   R A M S E Y

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3 Series Term Sheet Page 31	September 7, 2005
Group 1 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Insurance	Loans	Balance	Balance	Coupon	Score	LTV

Not Covered	1,899	$287,900,183.18	66.88%	7.529%	608	78.44%
Covered	720	142,603,809.28	33.12	7.287	618	88.88

Total	2,619	$430,503,992.46	100.00%	7.449%	611	81.90%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Amortization Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	2,063	$379,533,171.99	88.16%	7.398%	608	81.64%
Fixed	556	50,970,820.47	11.84	7.827	634	83.87

Total	2,619	$430,503,992.46	100.00%	7.449%	611	81.90%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Interest Only Terms (Months)	Loans	Balance	Balance	Coupon	Score	LTV

N/A	2,275	$358,902,244.50	83.37%	7.625%	608	81.73%
60	344	71,601,747.96	16.63	6.569	629	82.76

Total	2,619	$430,503,992.46	100.00%	7.449%	611	81.90%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Remaining Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

49 - 60	8	$66,476.55	0.02%	12.028%	633	93.09%
109 - 120	51	532,085.56	0.12	11.746	632	95.19
169 - 180	51	1,441,388.15	0.33	9.167	632	87.93
229 - 240	16	1,187,252.80	0.28	7.271	650	81.10
349 - 360	2,493	427,276,789.40	99.25	7.438	611	81.86

Total	2,619	$430,503,992.46	100.00%	7.449%	611	81.90%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

1	1,099	$177,803,233.96	41.30%	7.502%	609	82.46%
2	1,344	221,346,805.05	51.42	7.389	613	81.45
3	151	27,248,985.20	6.33	7.491	611	82.18
4	17	3,006,280.21	0.70	8.176	582	78.16
5	5	863,306.81	0.20	7.390	644	87.98
6	2	176,774.42	0.04	10.135	585	72.57
7	1	58,606.81	0.01	10.490	530	80.00

Total	2,619	$430,503,992.46	100.00%	7.449%	611	81.90%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	2,275	$419,431,749.99	97.43%	7.378%	611	81.44%
2	344	11,072,242.47	2.57	10.139	641	99.38

Total	2,619	$430,503,992.46	100.00%	7.449%	611	81.90%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N   B I L L I N G S   R A M S E Y

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3 Series Term Sheet Page 32	September 7, 2005
Group 1 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

20.01 - 25.00	1	$62,800.86	0.01%	8.650%	635	24.28%
25.01 - 30.00	1	75,889.08	0.02	7.600	612	27.64
30.01 - 35.00	3	339,293.16	0.08	7.608	584	31.51
35.01 - 40.00	3	614,487.19	0.14	7.047	613	37.23
40.01 - 45.00	2	401,041.53	0.09	6.469	665	41.18
45.01 - 50.00	5	1,169,649.91	0.27	7.619	586	47.01
50.01 - 55.00	9	1,894,195.91	0.44	7.854	561	54.29
55.01 - 60.00	28	4,141,911.38	0.96	7.511	613	58.70
60.01 - 65.00	91	16,860,723.24	3.92	8.482	570	63.65
65.01 - 70.00	115	20,838,486.41	4.84	8.337	565	68.99
70.01 - 75.00	170	29,794,662.69	6.92	7.821	575	74.02
75.01 - 80.00	927	170,089,601.32	39.51	7.060	620	79.77
80.01 - 85.00	265	51,546,238.86	11.97	7.243	602	84.47
85.01 - 90.00	561	101,934,651.67	23.68	7.410	620	89.80
90.01 - 95.00	112	11,876,066.61	2.76	7.597	637	94.88
95.01 - 100.00	326	18,864,292.64	4.38	9.109	645	99.86

Total	2,619	$430,503,992.46	100.00%	7.449%	611	81.90%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 519	146	$25,937,192.70	6.02%	9.117%	509	73.63%
520 - 539	158	27,803,330.62	6.46	8.483	529	75.22
540 - 559	192	31,349,026.29	7.28	8.012	551	80.16
560 - 579	216	39,093,639.44	9.08	7.775	569	82.14
580 - 599	362	57,118,770.02	13.27	7.431	589	83.16
600 - 619	400	62,569,496.82	14.53	7.292	609	83.21
620 - 639	369	57,592,250.80	13.38	7.120	629	83.55
640 - 659	305	46,403,197.00	10.78	6.959	649	83.08
660 - 679	179	33,037,844.35	7.67	6.862	669	83.84
680 - 699	127	20,754,601.94	4.82	6.920	689	83.52
700 - 719	64	11,080,974.84	2.57	6.754	710	82.97
720 - 739	47	7,085,549.55	1.65	6.792	728	83.51
740 - 759	26	4,575,212.56	1.06	6.919	747	82.60
760 - 779	14	3,778,226.52	0.88	6.681	770	82.56
780 - 799	13	2,192,041.70	0.51	6.678	787	87.85
800 - 819	1	132,637.31	0.03	6.500	802	93.01

Total	2,619	$430,503,992.46	100.00%	7.449%	611	81.90%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Cashout	1,484	$282,729,306.41	65.67%	7.435%	602	80.65%
Purchase	1,094	140,065,599.01	32.54	7.486	629	84.28
Rate/Term Refinance	41	7,709,087.04	1.79	7.307	629	84.53

Total	2,619	$430,503,992.46	100.00%	7.449%	611	81.90%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N   B I L L I N G S   R A M S E Y

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 33	September 7, 2005
Group 1 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	2,201	$348,644,025.83	80.99%	7.457%	607	81.94%
Duplex	219	47,209,718.62	10.97	7.410	625	82.01
Condo	156	23,876,751.88	5.55	7.421	634	83.05
3-4 Unit	43	10,773,496.13	2.50	7.427	624	77.73

Total	2,619	$430,503,992.46	100.00%	7.449%	611	81.90%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	1,875	$289,312,919.93	67.20%	7.279%	613	83.68%
Stated	713	134,712,887.04	31.29	7.800	609	78.04
Limited	31	6,478,185.49	1.50	7.737	584	82.48

Total	2,619	$430,503,992.46	100.00%	7.449%	611	81.90%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	2,242	$373,576,476.66	86.78%	7.391%	607	81.85%
Non-Owner Occupied	349	52,038,944.56	12.09	7.871	641	82.33
Second Home	28	4,888,571.24	1.14	7.375	629	81.31

Total	2,619	$430,503,992.46	100.00%	7.449%	611	81.90%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Grade	Loans	Balance	Balance	Coupon	Score	LTV

A	2,385	$391,043,251.64	90.83%	7.279%	618	82.95%
B	100	17,396,621.91	4.04	8.280	553	75.76
C	131	21,726,570.29	5.05	9.790	537	68.17
D	3	337,548.62	0.08	11.019	542	61.85

Total	2,619	$430,503,992.46	100.00%	7.449%	611	81.90%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N    B I L L I N G S    R A M S E Y

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 34	September 7, 2005
Group 1 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Alaska	2	$481,501.44	0.11%	7.952%	559	72.31%
Arizona	65	10,257,623.43	2.38	7.724	598	84.42
Arkansas	1	76,944.83	0.02	11.000	502	70.00
California	242	57,720,886.82	13.41	7.006	610	78.67
Colorado	68	8,995,628.62	2.09	7.055	618	84.09
Connecticut	57	9,515,231.76	2.21	7.675	628	83.59
Delaware	8	803,731.64	0.19	7.606	605	82.04
District of Columbia	21	3,808,594.84	0.88	7.253	634	80.68
Florida	352	50,380,563.16	11.70	7.745	601	81.62
Georgia	154	17,791,717.02	4.13	7.588	617	84.74
Hawaii	27	7,304,746.83	1.70	6.808	641	79.89
Idaho	14	1,095,023.42	0.25	7.988	603	85.17
Illinois	239	34,525,178.10	8.02	7.374	619	84.00
Indiana	24	2,050,320.77	0.48	8.395	600	83.00
Iowa	4	296,697.14	0.07	7.963	629	84.37
Kansas	3	323,216.89	0.08	8.870	578	80.76
Kentucky	6	435,586.40	0.10	7.706	643	88.33
Maine	7	988,322.50	0.23	7.875	584	72.73
Maryland	165	29,495,293.64	6.85	7.370	605	81.79
Massachusetts	76	16,240,631.59	3.77	7.246	630	82.13
Michigan	100	10,034,676.07	2.33	8.090	604	83.98
Minnesota	52	8,651,446.97	2.01	7.313	617	82.57
Missouri	35	3,474,609.15	0.81	8.541	591	84.19
Nebraska	3	300,204.00	0.07	7.344	580	85.73
Nevada	57	11,241,588.73	2.61	7.304	614	80.29
New Hampshire	25	4,371,307.90	1.02	7.605	600	82.72
New Jersey	189	39,028,394.90	9.07	7.591	611	81.50
New Mexico	3	468,959.62	0.11	7.621	615	88.30
New York	143	36,191,654.33	8.41	7.241	611	80.08
North Carolina	36	4,143,316.86	0.96	7.580	604	83.72
Ohio	48	5,355,536.11	1.24	7.868	597	86.80
Oklahoma	7	572,718.75	0.13	8.339	606	87.51
Oregon	19	2,199,112.12	0.51	7.094	649	83.39
Pennsylvania	54	6,422,935.01	1.49	8.344	588	82.21
Rhode Island	18	4,029,407.31	0.94	7.119	614	81.90
South Carolina	10	977,000.11	0.23	8.258	600	85.22
Tennessee	15	1,405,127.19	0.33	7.647	589	81.67
Texas	42	4,365,700.47	1.01	7.571	617	83.53
Utah	13	1,456,007.43	0.34	7.142	613	85.94
Virginia	103	17,693,577.20	4.11	7.556	610	81.44
Washington	64	9,878,777.60	2.29	7.296	624	84.22
West Virginia	4	902,517.62	0.21	7.025	616	86.08
Wisconsin	42	4,628,860.90	1.08	7.853	612	86.37
Wyoming	2	123,115.27	0.03	7.670	608	82.36

Total	2,619	$430,503,992.46	100.00%	7.449%	611	81.90%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

N/A	611	$98,353,692.62	22.85%	7.609%	618	82.66%
12	336	61,898,507.83	14.38	7.448	614	81.88
24	1,393	223,022,752.33	51.81	7.456	607	81.87
36	279	47,229,039.68	10.97	7.086	616	80.48

Total	2,619	$430,503,992.46	100.00%	7.449%	611	81.90%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N    B I L L I N G S    R A M S E Y

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 35	September 7, 2005
Group 1 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) — ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

4.001 - 4.500	18	$4,337,862.80	1.14%	5.325%	647	78.57%
4.501 - 5.000	71	17,458,318.62	4.60	5.689	661	80.17
5.001 - 5.500	216	45,746,536.52	12.05	6.140	639	81.00
5.501 - 6.000	283	61,162,653.98	16.12	6.632	631	81.15
6.001 - 6.500	393	75,839,339.38	19.98	7.137	619	83.68
6.501 - 7.000	1,082	174,988,460.69	46.11	8.331	581	81.31

Total	2,063	$379,533,171.99	100.00%	7.398%	608	81.64%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.001 - 11.500	31	$7,798,821.73	2.05%	5.375%	658	79.89%
11.501 - 12.000	121	27,535,094.19	7.25	5.854	655	80.41
12.001 - 12.500	251	54,511,483.13	14.36	6.307	634	80.47
12.501 - 13.000	328	67,399,285.60	17.76	6.829	628	82.47
13.001 - 13.500	376	69,974,586.12	18.44	7.312	614	83.55
13.501 - 14.000	377	65,314,250.42	17.21	7.811	596	83.73
14.001 - 14.500	215	35,320,279.72	9.31	8.271	586	84.19
14.501 - 15.000	169	24,413,230.06	6.43	8.788	558	79.30
15.001 - 15.500	62	9,101,994.84	2.40	9.284	540	75.65
15.501 - 16.000	61	8,233,336.67	2.17	9.722	545	73.51
16.001 - 16.500	21	3,477,276.35	0.92	10.319	522	70.33
16.501 - 17.000	23	3,187,616.81	0.84	10.655	525	70.02
17.001 - 17.500	12	1,458,527.56	0.38	11.211	532	66.40
17.501 - 18.000	11	1,376,433.94	0.36	11.742	537	65.19
18.001 - 18.500	1	149,833.24	0.04	12.200	504	58.82
18.501 - 19.000	2	181,160.86	0.05	11.698	507	70.17
19.501 - 20.000	2	99,960.75	0.03	13.700	510	69.44

Total	2,063	$379,533,171.99	100.00%	7.398%	608	81.64%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	32	$8,078,677.96	2.13%	5.376%	658	79.90%
5.501 - 6.000	122	27,700,485.81	7.30	5.855	654	80.41
6.001 - 6.500	250	54,231,626.90	14.29	6.312	634	80.47
6.501 - 7.000	329	67,477,712.00	17.78	6.832	628	82.47
7.001 - 7.500	377	70,305,975.29	18.52	7.311	615	83.66
7.501 - 8.000	378	65,450,455.09	17.24	7.813	595	83.70
8.001 - 8.500	214	34,930,460.38	9.20	8.286	585	84.01
8.501 - 9.000	170	24,495,198.90	6.45	8.798	558	79.23
9.001 - 9.500	61	9,039,111.32	2.38	9.290	539	75.55
9.501 - 10.000	60	8,205,076.21	2.16	9.758	544	73.78
10.001 - 10.500	22	3,535,883.16	0.93	10.322	522	70.49
10.501 - 11.000	21	2,875,199.43	0.76	10.761	526	69.22
11.001 - 11.500	11	1,399,920.75	0.37	11.241	532	65.83
11.501 - 12.000	13	1,557,594.80	0.41	11.737	534	65.77
12.001 - 12.500	1	149,833.24	0.04	12.200	504	58.82
13.501 - 14.000	2	99,960.75	0.03	13.700	510	69.44

Total	2,063	$379,533,171.99	100.00%	7.398%	608	81.64%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N    B I L L I N G S    R A M S E Y

FBR Securitization Trust 2005-3 Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 36	September 7, 2005
Group 1 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

2.000	2,047	$377,298,261.54	99.41%	7.395%	608	81.64%
3.000	16	2,234,910.45	0.59	8.017	598	80.88

Total	2,063	$379,533,171.99	100.00%	7.398%	608	81.64%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.500	2,063	$379,533,171.99	100.00%	7.398%	608	81.64%

Total	2,063	$379,533,171.99	100.00%	7.398%	608	81.64%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Months to Next Adjustment Date	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

17	1	$58,606.81	0.02%	10.490%	530	80.00%
18	1	87,558.67	0.02	11.750	509	65.00
19	5	863,306.81	0.23	7.390	644	87.98
20	17	3,006,280.21	0.79	8.176	582	78.16
21	128	23,984,562.48	6.32	7.507	610	81.91
22	1,021	187,601,721.47	49.43	7.362	609	81.10
23	819	148,665,646.62	39.17	7.466	605	82.32
30	1	89,215.75	0.02	8.550	659	80.00
33	3	700,397.96	0.18	7.330	622	85.22
34	28	5,575,490.17	1.47	6.797	628	81.14
35	25	4,999,512.39	1.32	6.928	641	83.77
58	8	2,385,246.80	0.63	6.540	654	80.12
59	6	1,515,625.85	0.40	6.768	637	76.83

Total	2,063	$379,533,171.99	100.00%	7.398%	608	81.64%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N    B I L L I N G S    R A M S E Y

FBR Securitization Trust 2005-3, Callable Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 37	September 7, 2005
Group II Mortgage Loan Statistics
As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$539,370,226.09	$8,718.45	$1,000,000.00
Average Scheduled Principal Balance	$283,431.54
Number of Mortgage Loans	1,903

Weighted Average Gross Coupon	7.185%	5.150%	13.000%
Weighted Average FICO Score	634	500	810
Weighted Average LTV	82.99%	37.04%	100.00%

Weighted Average Original Term	359 months	60 months	360 months
Weighted Average Stated Remaining Term	358 months	58 months	359 months
Weighted Average Seasoning	2 months	1 months	5 months

ARM Characteristics
Weighted Average Gross Margin	6.000%	3.000%	6.990%
Weighted Average Minimum Interest Rate	6.974%	5.150%	13.000%
Weighted Average Maximum Interest Rate	12.977%	11.150%	19.000%
Weighted Average Initial Rate Cap	2.003%	2.000%	3.000%
Weighted Average Subsequent Rate Cap	1.500%	1.500%	1.500%
Weighted Average Months to Roll	23 months	19 months	59 months

Maturity Date		August 1, 2010	September 1, 2035
Maximum Zip Code Concentration	94531 0.87%
Note: Original LTV is calculated using LTV with respect to first lien mortgages and CLTV with respect to second lien mortgages.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N    B I L L I N G S    R A M S E Y

FBR Securitization Trust 2005-3, Callable Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 38	September 7, 2005
Group 2 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	17	$8,115,024.03	1.50%	5.395%	656	79.41%
5.501 - 6.000	161	65,566,011.88	12.16	5.872	664	79.63
6.001 - 6.500	221	82,541,615.69	15.30	6.348	649	80.97
6.501 - 7.000	398	148,696,189.54	27.57	6.815	644	81.12
7.001 - 7.500	271	89,516,744.50	16.60	7.301	628	82.58
7.501 - 8.000	185	58,679,528.69	10.88	7.803	598	84.82
8.001 - 8.500	89	28,054,718.55	5.20	8.270	587	84.81
8.501 - 9.000	113	20,307,762.76	3.77	8.837	596	87.47
9.001 - 9.500	80	8,404,859.53	1.56	9.317	629	90.82
9.501 - 10.000	130	12,310,552.23	2.28	9.837	659	97.21
10.001 - 10.500	79	5,772,449.51	1.07	10.369	623	99.90
10.501 - 11.000	97	6,401,811.56	1.19	10.857	620	99.53
11.001 - 11.500	44	3,399,054.48	0.63	11.183	622	98.53
11.501 - 12.000	14	1,154,002.25	0.21	11.925	563	75.16
12.001 - 12.500	3	60,171.34	0.01	12.386	603	93.25
12.501 - 13.000	1	389,729.55	0.07	13.000	545	65.00

Total	1,903	$539,370,226.09	100.00%	7.185%	634	82.99%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	124	$4,195,598.95	0.78%	10.247%	643	99.38%
50,000.01 - 100,000.00	277	20,942,252.89	3.88	9.857	644	97.43
100,000.01 - 150,000.00	210	25,424,780.03	4.71	8.641	632	89.89
150,000.01 - 200,000.00	159	27,777,069.53	5.15	7.553	637	84.45
200,000.01 - 250,000.00	157	35,111,092.63	6.51	6.989	637	81.37
250,000.01 - 300,000.00	140	38,735,426.35	7.18	7.025	635	83.00
300,000.01 - 350,000.00	132	42,810,301.70	7.94	6.950	635	82.05
350,000.01 - 400,000.00	194	72,776,946.73	13.49	7.003	633	82.48
400,000.01 - 450,000.00	152	64,472,072.13	11.95	6.920	637	81.92
450,000.01 - 500,000.00	98	46,739,726.67	8.67	6.854	635	81.12
500,000.01 - 550,000.00	69	36,129,978.38	6.70	6.866	638	82.71
550,000.01 - 600,000.00	67	38,424,028.91	7.12	6.921	634	81.71
600,000.01 - 650,000.00	37	23,123,280.66	4.29	6.930	617	80.04
650,000.01 - 700,000.00	37	24,998,249.57	4.63	6.901	642	81.97
700,000.01 - 750,000.00	45	33,189,116.76	6.15	6.979	612	79.46
750,000.01 - 800,000.00	1	761,600.00	0.14	5.390	641	80.00
850,000.01 - 900,000.00	2	1,776,833.62	0.33	6.603	715	76.85
950,000.01 - 1,000,000.00	2	1,981,870.58	0.37	5.599	704	76.41

Total	1,903	$539,370,226.09	100.00%	7.185%	634	82.99%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N    B I L L I N G S    R A M S E Y

FBR Securitization Trust 2005-3, Callable Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 39	September 7, 2005
Group 2 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	916	$315,185,043.34	58.44%	7.182%	626	82.19%
ARM 2/28 - IO	417	158,307,963.33	29.35	6.579	642	81.05
Fixed 30 yr	508	54,632,934.33	10.13	8.978	652	93.37
ARM 3/27	13	4,611,568.50	0.85	6.902	654	78.27
ARM 3/27 - IO	7	2,794,500.00	0.52	5.978	682	85.23
ARM 5/25	4	1,874,593.08	0.35	7.158	652	79.17
Fixed 20 yr	8	1,028,345.60	0.19	7.625	640	87.23
Fixed 15 yr	18	579,673.49	0.11	10.820	631	97.85
Fixed 10 yr	10	320,233.86	0.06	10.396	637	93.72
Fixed 5 yr	2	35,370.56	0.01	11.721	697	95.00

Total	1,903	$539,370,226.09	100.00%	7.185%	634	82.99%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Insurance	Loans	Balance	Balance	Coupon	Score	LTV

Not Covered	1,688	$478,172,989.83	88.65%	7.175%	637	82.23%
Covered	215	61,197,236.26	11.35	7.266	610	88.91

Total	1,903	$539,370,226.09	100.00%	7.185%	634	82.99%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Amortization Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	1,357	$482,773,668.25	89.51%	6.974%	632	81.78%
Fixed	546	56,596,557.84	10.49	8.982	652	93.30

Total	1,903	$539,370,226.09	100.00%	7.185%	634	82.99%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Interest Only Terms (Months)	Loans	Balance	Balance	Coupon	Score	LTV

N/A	1,479	$378,267,762.76	70.13%	7.448%	631	83.79%
60	424	161,102,463.33	29.87	6.569	643	81.12

Total	1,903	$539,370,226.09	100.00%	7.185%	634	82.99%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Remaining Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

49 - 60	2	$35,370.56	0.01%	11.721%	697	95.00%
109 - 120	10	320,233.86	0.06	10.396	637	93.72
169 - 180	18	579,673.49	0.11	10.820	631	97.85
229 - 240	8	1,028,345.60	0.19	7.625	640	87.23
349 - 360	1,865	537,406,602.58	99.64	7.178	634	82.96

Total	1,903	$539,370,226.09	100.00%	7.185%	634	82.99%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N    B I L L I N G S    R A M S E Y

FBR Securitization Trust 2005-3, Callable Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 40	September 7, 2005
Group 2 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

1	757	$217,380,441.89	40.30%	7.296%	634	83.19%
2	1,026	282,199,913.95	52.32	7.154	633	82.94
3	114	37,307,737.61	6.92	6.795	644	82.36
4	3	1,226,977.89	0.23	6.852	649	80.00
5	3	1,255,154.75	0.23	6.998	644	81.93

Total	1,903	$539,370,226.09	100.00%	7.185%	634	82.99%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	1,406	$500,926,529.51	92.87%	6.968%	633	81.73%
2	497	38,443,696.58	7.13	10.014	654	99.40

Total	1,903	$539,370,226.09	100.00%	7.185%	634	82.99%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

35.01 - 40.00	2	$848,618.12	0.16%	7.294%	601	37.45%
40.01 - 45.00	1	469,188.38	0.09	6.750	631	44.76
45.01 - 50.00	2	469,264.90	0.09	6.985	606	46.25
50.01 - 55.00	2	1,041,803.07	0.19	6.450	621	52.70
55.01 - 60.00	9	2,775,825.58	0.51	7.226	595	57.90
60.01 - 65.00	15	6,462,313.93	1.20	8.086	604	63.62
65.01 - 70.00	18	7,683,533.85	1.42	6.789	606	68.47
70.01 - 75.00	52	25,996,580.85	4.82	7.326	594	73.64
75.01 - 80.00	909	307,752,150.98	57.06	6.785	644	79.93
80.01 - 85.00	94	37,052,554.24	6.87	7.018	602	84.60
85.01 - 90.00	255	93,298,130.54	17.30	7.255	621	89.89
90.01 - 95.00	59	9,555,594.04	1.77	8.019	645	94.63
95.01 - 100.00	485	45,964,667.61	8.52	9.564	656	99.98

Total	1,903	$539,370,226.09	100.00%	7.185%	634	82.99%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 519	29	$12,178,947.16	2.26%	8.458%	510	78.31%
520 - 539	45	18,107,627.91	3.36	8.101	529	77.69
540 - 559	69	22,675,515.64	4.20	7.916	550	84.27
560 - 579	86	27,197,584.82	5.04	7.442	571	84.40
580 - 599	208	59,979,229.21	11.12	7.213	590	81.61
600 - 619	275	70,866,034.25	13.14	7.280	609	83.36
620 - 639	327	83,648,141.10	15.51	7.183	629	83.48
640 - 659	301	81,865,463.77	15.18	6.977	648	82.98
660 - 679	179	50,838,366.91	9.43	6.866	670	83.30
680 - 699	165	45,912,995.93	8.51	7.008	689	83.58
700 - 719	101	31,299,902.66	5.80	6.885	708	84.71
720 - 739	44	12,382,676.69	2.30	6.905	730	83.84
740 - 759	37	9,336,552.70	1.73	6.947	748	84.57
760 - 779	28	9,889,458.66	1.83	6.623	772	82.76
780 - 799	7	2,107,698.29	0.39	6.686	786	82.19
800 - 819	2	1,084,030.39	0.20	6.368	808	68.33

Total	1,903	$539,370,226.09	100.00%	7.185%	634	82.99%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N    B I L L I N G S    R A M S E Y

FBR Securitization Trust 2005-3, Callable Mortgage-Backed Notes, Series 2005-3
Series Term Sheet
Page 41	September 7, 2005
Group 2 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Purchase	1,549	$380,712,857.67	70.58%	7.205%	645	83.54%
Cashout	350	156,847,283.22	29.08	7.119	608	81.70
Rate/Term Refinance	4	1,810,085.20	0.34	8.749	562	78.70

Total	1,903	$539,370,226.09	100.00%	7.185%	634	82.99%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	1,575	$446,133,713.47	82.71%	7.178%	630	83.00%
Duplex	186	60,380,071.43	11.19	7.161	658	82.92
Condo	130	28,457,514.14	5.28	7.400	637	82.90
3-4 Unit	12	4,398,927.05	0.82	6.903	663	83.28

Total	1,903	$539,370,226.09	100.00%	7.185%	634	82.99%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	1,070	$287,463,428.60	53.30%	6.984%	625	83.83%
Stated	807	242,708,211.39	45.00	7.410	647	81.87
Limited	26	9,198,586.10	1.71	7.540	591	86.19

Total	1,903	$539,370,226.09	100.00%	7.185%	634	82.99%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	1,863	$522,101,704.56	96.80%	7.173%	634	82.98%
Non-Owner Occupied	34	14,482,032.84	2.68	7.596	648	82.53
Second Home	6	2,786,488.69	0.52	7.321	605	86.59

Total	1,903	$539,370,226.09	100.00%	7.185%	634	82.99%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Grade	Loans	Balance	Balance	Coupon	Score	LTV

A	1,865	$524,803,756.13	97.30%	7.146%	636	83.26%
B	24	10,877,473.47	2.02	8.147	562	75.21
C	14	3,688,996.49	0.68	9.884	554	67.61

Total	1,903	$539,370,226.09	100.00%	7.185%	634	82.99%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N    B I L L I N G S    R A M S E Y

FBR Securitization Trust 2005-3, Callable Mortgage-Backed Notes, Series 2005-3 Series Term Sheet Page 42	September 7, 2005
Group 2 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Arizona	37	$6,456,861.56	1.20%	7.368%	609	82.71%
Arkansas	3	269,722.04	0.05	8.464	621	84.39
California	581	206,041,412.61	38.20	6.942	635	82.44
Colorado	19	4,464,436.42	0.83	7.228	624	82.77
Connecticut	25	6,962,389.90	1.29	7.510	624	78.03
Delaware	7	1,507,105.71	0.28	7.390	628	86.67
District of Columbia	7	3,087,653.76	0.57	7.919	608	82.89
Florida	252	56,346,091.30	10.45	7.537	634	83.20
Georgia	77	10,899,693.81	2.02	7.606	610	84.81
Hawaii	28	8,257,658.89	1.53	7.260	674	83.38
Idaho	7	562,573.34	0.10	7.923	586	84.21
Illinois	69	14,374,921.95	2.67	7.324	654	84.37
Indiana	8	767,323.56	0.14	7.957	637	83.88
Kentucky	3	1,259,162.36	0.23	7.134	583	86.32
Maine	5	939,676.75	0.17	7.749	587	87.24
Maryland	86	25,310,667.79	4.69	7.328	620	82.80
Massachusetts	49	14,751,013.53	2.73	7.172	640	82.85
Michigan	7	1,557,626.87	0.29	7.096	602	82.37
Minnesota	6	1,797,738.85	0.33	7.152	635	84.84
Missouri	3	723,743.25	0.13	8.070	598	92.26
Montana	1	341,128.58	0.06	7.400	557	90.00
Nevada	38	9,709,693.56	1.80	7.263	624	83.45
New Hampshire	2	916,540.11	0.17	8.314	587	87.80
New Jersey	112	34,361,691.83	6.37	7.360	634	83.13
New Mexico	5	1,499,252.02	0.28	7.370	643	85.25
New York	262	79,370,103.84	14.72	7.151	649	83.33
North Carolina	14	2,429,198.09	0.45	7.041	598	82.26
Ohio	11	1,327,233.13	0.25	7.173	627	82.44
Oregon	8	1,418,393.51	0.26	7.101	602	84.24
Pennsylvania	16	2,174,880.43	0.40	7.555	606	80.82
Rhode Island	5	983,588.59	0.18	7.446	651	86.03
South Carolina	10	1,154,034.06	0.21	7.642	594	85.46
Tennessee	12	3,201,578.09	0.59	7.129	645	84.00
Texas	30	5,127,515.40	0.95	7.735	601	83.63
Utah	2	407,606.12	0.08	7.033	610	80.00
Virginia	60	21,004,697.24	3.89	7.241	623	83.83
Washington	23	5,554,938.44	1.03	7.332	612	85.59
Wisconsin	13	2,050,678.80	0.38	7.220	649	80.63

Total	1,903	$539,370,226.09	100.00%	7.185%	634	82.99%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

N/A	436	$109,280,289.39	20.26%	7.505%	635	83.53%
12	323	98,279,197.47	18.22	7.204	645	83.47
24	1,069	308,676,318.68	57.23	7.101	631	82.85
36	75	23,134,420.55	4.29	6.716	628	80.32

Total	1,903	$539,370,226.09	100.00%	7.185%	634	82.99%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N   B I L L I N G S   R A M S E Y

FBR Securitization Trust 2005-3, Callable Mortgage-Backed Notes, Series 2005-3 Series Term Sheet Page 43	September 7, 2005
Group 2 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) — ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

2.501 - 3.000	1	$529,683.99	0.11%	6.990%	613	90.00%
4.001 - 4.500	10	4,199,483.36	0.87	5.342	666	79.66
4.501 - 5.000	76	32,523,196.83	6.74	5.725	658	78.93
5.001 - 5.500	205	77,951,816.41	16.15	6.145	657	80.27
5.501 - 6.000	331	125,490,863.13	25.99	6.667	643	80.71
6.001 - 6.500	320	111,368,474.56	23.07	7.117	640	82.42
6.501 - 7.000	414	130,710,149.97	27.07	8.007	593	83.92

Total	1,357	$482,773,668.25	100.00%	6.974%	632	81.78%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.001 - 11.500	17	$8,115,024.03	1.68%	5.395%	656	79.41%
11.501 - 12.000	152	61,257,151.17	12.69	5.863	662	79.48
12.001 - 12.500	209	77,780,981.66	16.11	6.346	649	81.07
12.501 - 13.000	387	144,723,736.29	29.98	6.816	644	81.10
13.001 - 13.500	264	87,359,538.60	18.10	7.301	629	82.69
13.501 - 14.000	178	56,263,241.76	11.65	7.807	597	84.94
14.001 - 14.500	84	27,271,557.96	5.65	8.265	585	84.86
14.501 - 15.000	45	15,343,921.80	3.18	8.742	564	82.94
15.001 - 15.500	8	2,096,467.27	0.43	9.336	526	72.54
15.501 - 16.000	8	1,401,878.95	0.29	9.748	534	77.78
17.501 - 18.000	4	770,439.21	0.16	11.930	541	63.82
18.501 - 19.000	1	389,729.55	0.08	13.000	545	65.00

Total	1,357	$482,773,668.25	100.00%	6.974%	632	81.78%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	17	$8,115,024.03	1.68%	5.395%	656	79.41%
5.501 - 6.000	153	61,670,630.33	12.77	5.864	663	79.49
6.001 - 6.500	209	77,780,981.66	16.11	6.346	649	81.07
6.501 - 7.000	386	144,310,257.13	29.89	6.819	643	81.10
7.001 - 7.500	265	87,551,138.60	18.14	7.301	629	82.69
7.501 - 8.000	179	56,913,317.35	11.79	7.804	598	84.93
8.001 - 8.500	83	27,079,957.96	5.61	8.271	585	84.90
8.501 - 9.000	44	14,693,846.21	3.04	8.794	562	82.91
9.001 - 9.500	8	2,096,467.27	0.43	9.336	526	72.54
9.501 - 10.000	8	1,401,878.95	0.29	9.748	534	77.78
11.501 - 12.000	4	770,439.21	0.16	11.930	541	63.82
12.501 - 13.000	1	389,729.55	0.08	13.000	545	65.00

Total	1,357	$482,773,668.25	100.00%	6.974%	632	81.78%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

2.000	1,354	$481,518,513.50	99.74%	6.974%	632	81.78%
3.000	3	1,255,154.75	0.26	6.998	644	81.93

Total	1,357	$482,773,668.25	100.00%	6.974%	632	81.78%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N   B I L L I N G S   R A M S E Y

FBR Securitization Trust 2005-3, Callable Mortgage-Backed Notes, Series 2005-3 Series Term Sheet Page 44	September 7, 2005
Group 2 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.500	1,357	$482,773,668.25	100.00%	6.974%	632	81.78%

Total	1,357	$482,773,668.25	100.00%	6.974%	632	81.78%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Months to Next Adjustment Date	Mortgage	Principal	Principal	Gross	Credit	Original
(Months)	Loans	Balance	Balance	Coupon	Score	LTV

19	3	$1,255,154.75	0.26%	6.998%	644	81.93%
20	3	1,226,977.89	0.25	6.852	649	80.00
21	103	36,171,590.42	7.49	6.729	642	82.06
22	698	242,070,561.41	50.14	6.930	630	81.62
23	526	192,768,722.20	39.93	7.091	631	82.01
33	1	456,449.36	0.09	7.150	761	80.00
34	13	4,693,723.24	0.97	6.365	667	83.85
35	6	2,255,895.90	0.47	6.825	641	74.93
58	1	573,799.01	0.12	7.850	552	70.55
59	3	1,300,794.07	0.27	6.853	696	82.97

Total	1,357	$482,773,668.25	100.00%	6.974%	632	81.78%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

F R I E D M A N   B I L L I N G S   R A M S E Y